UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )
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☐    Soliciting Material Under §240.14a-12
Webster Financial Corporation
(Name of Registrant as Specified In Its Charter)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
Wednesday, May 21, 2025
9:00 a.m. Eastern Time
Virtual Meeting; Please visit www.virtualshareholdermeeting.com/WBS2025

To the Stockholders of Webster Financial Corporation:
You are cordially invited to attend the Webster Financial Corporation (“Webster”) Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 21, 2025 at 9:00 a.m. Eastern Time. The Annual Meeting will be held virtually via the Internet to allow us to facilitate participation for more stockholders, regardless of their geographic location.
You will be able to participate in the virtual Annual Meeting, vote your shares electronically and submit live questions by visiting www.virtualshareholdermeeting.com/WBS2025. At the Annual Meeting, you will be asked to (i) elect twelve directors to serve for one-year terms; (ii) approve, on a non-binding, advisory basis, the compensation of the named executive officers of Webster; (iii) vote, on a non-binding basis, to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Webster for the year ending December 31, 2025; and (iv) transact any other business that properly comes before the Annual Meeting or any adjournments thereof.
We encourage you to read the accompanying Proxy Statement, which provides information regarding Webster and the matters to be voted on at the Annual Meeting. It is important that your share(s) be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may vote your shares via the Internet, by phone or by mail. If you attend the virtual meeting and prefer to vote during the meeting, you may do so. Stockholders who attend the virtual Annual Meeting by following the instructions in the Proxy Statement will be considered to be attending the meeting “in person.”
Sincerely,

John R. Ciulla
Chairman of the Board and Chief Executive Officer

200 Elm Street Stamford, CT 06902

Notice of 2025 Annual Meeting of Stockholders	When May 21, 2025 9:00 a.m. Eastern Time	Where Virtual meeting; please visit www.virtualshareholdermeeting.com/WBS2025	Record Date Close of business on April 1, 2025

To the Stockholders of Webster Financial Corporation:
You are cordially invited to attend the Webster Financial Corporation (the “Company,” “we,” “us,” “our,” or “Webster”) Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Wednesday, May 21, 2025 at 9:00 a.m. Eastern Time. We believe that a virtual meeting allows us to facilitate participation for more stockholders, regardless of their geographic location.
The Board of Directors of the Company fixed the close of business on April 1, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. This Notice of Internet Availability of Proxy Materials or Proxy Statement are first being sent to stockholders on or about April 11, 2025.
You will be able to participate in the virtual Annual Meeting, vote your shares electronically, and submit questions by visiting www.virtualshareholdermeeting.com/WBS2025.
At the Annual Meeting, you will be asked to vote on the following matters:

Proposal	Description

Proposal 1.	Election of Directors - To elect twelve directors to serve for one-year terms

Proposal 2.	Say-on-Pay - To approve, on a non-binding, advisory basis, the compensation of the named executive officers (“NEOs”) of Webster

Proposal 3.	Auditor Ratification - To vote, on a non-binding basis, to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Webster for the year ending December 31, 2025
The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to attend the virtual Annual Meeting, please see “Attending the Annual Meeting” on page 1. Stockholders will be able to attend, vote and submit questions from any location via the Internet. Stockholders who attend the Annual Meeting by following the instructions in this Proxy Statement will be considered to be attending the meeting “in person.”

VOTING OPTIONS

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA:

Online	Phone	Mail

Important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on May 21, 2025: The Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our 2024 Annual Report, are available free of charge on the Investor Relations section of our website at https://investors.websterbank.com.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement, which provides information regarding Webster and the matters to be voted on at the Annual Meeting, and our 2024 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may vote your shares via the Internet at the website printed on your proxy card, by dialing the toll-free telephone number printed on your proxy card, or you may complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. If you attend the virtual meeting and prefer to vote during the meeting, you may do so. If your common stock is held by a bank, broker, or other nominee (i.e., in “street name”), you should receive instructions from that person or entity that you must follow in order to have your shares of common stock voted.
For a printed copy of the Proxy Statement, please send a written request to: Webster Financial Corporation, 200 Elm Street, Stamford, CT 06902, Attention: Corporate Secretary.

If you have any questions or need assistance voting your shares, please contact Sodali & Co, our proxy solicitor, by calling (800) 662-5200 (or banks, brokers, and other nominees can call collect at (203) 658-9400), or by emailing WBSinfo@investor.sodali.com.
Sincerely,

John R. Ciulla
Chairman of the Board and Chief Executive Officer

Webster Financial Corporation
TABLE OF CONTENTS

Letter to the Stockholders

Notice of 2025 Annual Meeting of Stockholders

1	Proxy Statement Summary

5	Commitment to Corporate Responsibility

8	Election of Directors (Proposal 1)

8	Current Board Composition, Experience and Refreshment
9	Director Skills and Experiences
10	Director Nominees

16	Board Meetings, Committees of the Board and Related Matters

16	Commitment to Good Governance Practices
16	Board Leadership Structure and Function
18	Committees of the Board
25	Selection and Recruitment of Directors
25	Majority Voting for Directors
25	Annual Board and Committee Self-Assessments
26	Procedure for Directly Contacting the Board
27	Non-Employee Director Compensation and Stock Ownership Guidelines

28	Executive Officers

31	Executive Compensation

31	Compensation Discussion and Analysis
50	Compensation Committee Interlocks and Insider Participation
50	Compensation and Human Resources Committee Report
51	Security Ownership of Certain Beneficial Owners and Management

51	Securities Owned by Management
52	Principal Holders of Voting Securities of Webster

53	Say-on-Pay (Proposal 2)

54	Auditor Ratification (Proposal 3)

54	Auditor Fee Information
54	Pre-Approval Policies and Procedures
55	Audit Committee Report

56	Additional Information

56	Transactions with Related Persons
56	Policies and Procedures Regarding Transactions with Related Persons
56	Insider Trading Policy and Procedures
56	Method of Proxy Solicitation
56	Householding of Proxy Materials
57	Electronic Delivery of Annual Meeting Materials
57	Where You Can Find More Information
57	Information Not Incorporated into This Proxy Statement
57	Stockholder Proposals and Director Nominations

59	Questions and Answers

62	Other Business

63	Appendix A: Reconciliation of Non-GAAP Measures to GAAP

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targets,” “continues,” “remains,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Any forward-looking statement made in this Proxy Statement speaks only as of the date on which it is made. Webster Financial Corporation (“Webster,” “we,” “our,” “us,” or the “Company”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
For additional information, please see the other reports we filed with the U.S. Securities and Exchange Commission (the “SEC”), including discussions under the “Forward-Looking Statements” and “Risk Factors” sections of Webster’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC and available at the website at www.sec.gov.

Webster Financial Corporation

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and you should read this entire Proxy Statement carefully before you vote your shares.

2025 ANNUAL MEETING OF STOCKHOLDERS OF WEBSTER FINANCIAL CORPORATION (THE “ANNUAL MEETING”)	When May 21, 2025 9:00 a.m. Eastern Time	Where Virtual meeting; please visit www.virtualshareholdermeeting.com/WBS2025	Record Date Close of business on April 1, 2025

Agenda and Recommendations

	Proposal	Board Recommendation

Proposal 1	Election of Directors	✓ FOR each nominee See page 8

Proposal 2	Say-on-Pay	✓ FOR See page 53

Proposal 3	Auditor Ratification	✓ FOR See page 54

Attending the Annual Meeting
Our Annual Meeting this year will be held entirely online via live webcast. You may log into and attend the virtual Annual Meeting beginning at 8:45 a.m. Eastern Time on May 21, 2025. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time.
If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date, you may attend the Annual Meeting by going to www.virtualshareholdermeeting.com/WBS2025 and logging in by entering your name, a valid email address and the 16-digit control number found on your proxy card, Notice of Internet Availability, or voting instruction form, as applicable. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider. To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before 11:59 p.m. Eastern Time on May 20, 2025 and enter your 16-digit control number.
For additional information on voting, attendance and submitting questions for the Annual Meeting, please see the sections titled “How do I attend the virtual Annual Meeting?”, “Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?” and “How do I vote my shares?”, beginning on page 59 of this Proxy Statement.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance online, or, if you requested printed copies of the proxy materials, by phone or by mail to ensure that your vote will be represented at the Annual Meeting.
No recording of the Annual Meeting is permitted, including audio and video recording.
Voting Your Shares
Your Vote is Important to Us
Regardless of whether you are planning to attend this year’s Annual Meeting, please submit your vote over the Internet, by phone or by mail by following the applicable voting instructions as soon as you can so that we can be assured of obtaining a quorum. A proxy that is signed and dated, but which does not contain voting instructions, will be voted as recommended by our Board of Directors (the “Board”) on each proposal.
Who Can Vote
The securities that can be voted at the Annual Meeting consist of shares of common stock of Webster with each share entitling its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares.
The Board fixed the close of business on April 1, 2025 as the record date for the determination of stockholders of Webster entitled to notice of and to vote at the Annual Meeting. On the record date, there were 7,916 holders of record of the 168,301,119 shares of common stock then outstanding and eligible to be voted at the Annual Meeting.
How to Vote
For shares held in “street name.” If your common stock is held by a bank, broker, or other nominee (i.e., in “street name”), you should receive instructions from that person or entity that you must follow in order to have your shares of common stock voted.

Webster Financial Corporation

For shares held in your own name. If you hold your common stock in your own name and not through a bank, broker, or other nominee, you may vote your shares of common stock:
•By Telephone – You can vote your shares of common stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 20, 2025. Easy-to-follow voice prompts allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.
•By Internet - The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 20, 2025. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.
•By Proxy Card – You can sign, date, and mail the proxy card in the enclosed postage-paid envelope.
•In Person - You can attend the Annual Meeting virtually and vote during the meeting.
Whichever of these methods you select to transmit your instructions, the proxy holders will vote your common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board.
Quorum and Vote Requirements
The presence, in person, by remote communication or represented by proxy, of at least one-third of the capital stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.
Stockholders’ votes will be tabulated by the person or persons appointed by the Board to act as inspectors of election for the Annual Meeting. Stockholders who attend the Annual Meeting by following the instructions in this Proxy Statement will be considered to be attending the meeting “in person.”
If you do not give instructions, whether the broker or other nominee can vote your shares depends on whether the proposal is considered “routine” or “non-routine” under New York Stock Exchange (“NYSE”) rules. If a proposal is routine, a broker or other entity holding shares for an owner in “street name” may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other nominee may vote on the proposal only if the owner provided voting instructions. A “broker non-vote” occurs when the broker or other nominee is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions.
Both abstentions and broker non-votes (when accompanied by broker votes with respect to at least one matter at the Annual Meeting) will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.
Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast on Proposals 1 and 2 and therefore, will have no effect on the outcome of the votes for those proposals. Abstentions will not be counted for purposes of determining the number of votes cast on Proposal 3 and, therefore, will have no effect on the outcome of the vote for that proposal. Brokerage firms or other nominees have authority to vote customers’ unvoted shares held by such firms in “street name” on Proposal 3; however, if a broker or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

	Proposal	Vote Required for Approval(1)	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1	Election of Directors	“FOR” votes of the majority of the votes cast with respect to the director at the Annual Meeting	None; not counted as a “vote cast”	None; not counted as a “vote cast”
Proposal 2	Say-on-Pay	“FOR” votes of the majority of the votes cast on the matter at the Annual Meeting	None; not counted as a “vote cast”	None; not counted as a “vote cast”
Proposal 3	Auditor Ratification	“FOR” votes of the majority of the votes cast on the matter at the Annual Meeting	None; not counted as a “vote cast”	Brokers and other nominees may vote(2); Broker non-votes are not expected
(1)Assuming the presence of a quorum at the Annual Meeting.
(2)If a broker or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Solicitation
The Board is soliciting proxies for use at the Annual Meeting. We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice of Internet Availability of Proxy Materials, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of these materials will be furnished to banks, brokers, or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers, full-time, part-time and seasonal employees (“colleagues”). No additional compensation will be paid to these individuals for any such services. In addition, we engaged Sodali & Co to assist in the solicitation of proxies and provide related advice and informational support. For additional information about this engagement, please see “Additional Information—Method of Proxy Solicitation” below.

Webster Financial Corporation

Webster’s Mission, Values and Culture
Webster is a bank holding company and financial holding company headquartered in Stamford, CT with more than $79 billion in total consolidated assets as of December 31, 2024. Webster Bank, N.A. (“Webster Bank”) is a commercial bank with a national bank charter focused on providing financial products and services to businesses, individuals, families and partners. As a values-driven financial institution, we work to ensure we conduct our operations in a manner that is both consistent with our corporate responsibility initiatives, and supportive of the communities in which we operate. Our culture is centered around delivering for our colleagues, clients and communities; strong risk management; responsible corporate citizenship; inclusion and belonging; and transparent governance. This is made possible thanks to the dedication, teamwork and commitment to our values demonstrated by Webster colleagues every day.

Business Highlights
Solid Execution through Everchanging Banking Environment
Webster reported full-year net income attributable to common stockholders of $752 million, earnings per diluted common share of $4.37, and a return on average tangible common stockholders’ equity of 14.4%.1 The Company continued to grow, including year-over-year deposit growth of 6.5% and loan growth of 3.5%, each of which outpaced the US banking industry at large. Net interest income remained stable, despite elevated deposit competition and the onset of lower interest rates, as the Company has proactively mitigated its interest rate sensitivity. The Company ended the year with book value per common share of $51.63, an increase of approximately 6% versus prior year, and its Common Equity Tier 1 risk-based capital ratio increased to 11.54% from 11.11%.
Ametros Acquisition
On January 24, 2024, Webster Bank acquired Ametros Financial Corporation (“Ametros”), a custodian and administrator of medical funds from insurance claim settlements. Ametros, the nation’s largest professional administrator of medical insurance claim settlements, helps individuals manage their ongoing medical care through their CareGuard service and proprietary technology platform. The acquisition provided Webster Bank with a fast-growing source of low-cost and long-duration deposits, new sources of non-interest income, and enhanced Webster Bank’s employee benefit and healthcare financial services expertise. With the acquisition of Ametros, Webster formed the Healthcare Financial Services reportable segment, which includes HSA Bank and Ametros.
Joint Venture with Marathon Asset Management
On July 19, 2024, Webster, through its subsidiary MW Advisor Holding, LLC, entered into an agreement with Marathon Asset Management MW Holding, LLC and formed MW Advisor, LLC, a private credit joint venture, which will deliver direct lending solutions for sponsor-backed middle market companies across the country. Webster owns 50 percent of MW Advisor, LLC. Webster expects to begin activities through MW Advisor, LLC in the first half of 2025.
Sale of Factored Receivables Portfolio
On September 27, 2024, Webster sold its factored receivables loan portfolio of $124.1 million, and the related customer contracts, for proceeds of $129.2 million. This decision was a direct result of Webster’s continuous reassessment of our strategic model in an effort to identify opportunities to focus on core financial products and services.
Balance Sheet Optimization
In 2024, Webster undertook several actions to better position its balance sheet in support of future business activities. It reduced the concentration of commercial real estate in its loan portfolio, including a reduction in office loans of over 20%. Liquidity enhancements improved Webster’s access to off-balance sheet funding capacity by $3.2 billion, contributing to a 21% increase in coverage of uninsured deposits. Securities portfolio repositionings of over $2 billion improved the yield and duration profile of the securities portfolio, while securing more favorable capital treatment. Other risk weighted asset optimization actions, including a loan securitization and data enhancements, also contributed to a greater than 40 basis point improvement in certain regulatory capital ratios.

Corporate Governance Highlights
We believe in the importance of sound and effective corporate governance. Over the years, we forged an explicit link between our corporate culture and corporate governance by identifying our core values, communicating them and living them every day. With uncompromising commitment to our core principles, we continue to add value for our customers, stockholders, colleagues and the communities we serve. The Board has adopted corporate governance practices and policies that the Board and senior management believe promote this philosophy.
Independent leadership
•11 of our 12 directors are independent
•William D. Haas joined the Board in July 2024
•Our Lead Independent Director is appointed in accordance with Webster’s Corporate Governance Policy
•Independent directors comprise 100% of each of the Board’s Audit, Risk, Compensation and Human Resources, Nominating and Corporate Governance, and Technology Committees (each, a “Committee” and together, the “Committees”)
•Regular Board and Committee executive sessions of independent directors are held without management present
1 Return on average tangible common stockholders’ equity is a non-GAAP measure. Please see “Non-GAAP Financial Measures” in Item. 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in Webster’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025 for a reconciliation of return on average tangible common stockholders’ equity to GAAP.

Webster Financial Corporation

Director accountability
•All directors stand for election annually
•Directors are elected by majority vote
•Any incumbent director must, as a condition to nomination for re-election to the Board, submit a conditional (and generally irrevocable) letter of resignation to the Chairman of the Board; if an incumbent director is not elected, the Nominating and Corporate Governance Committee of the Board will consider the conditional resignation and recommend to the Board whether to accept or reject the resignation
•All directors standing for re-election attended at least 95% of the aggregate of (i) the total number of meetings held by the Board during the period that the individual served and (ii) the total number of meetings held by all Committees of the Board on which the individual served during the period that the individual served.
Measures to support board effectiveness
•Annual Board and Committee self-assessment
•Code of Business Conduct and Ethics applies to directors
•Board orientation / education program
•Director overboarding policy
•Updated Director Skill Matrix
Alignment with stockholder interests
•Annual equity grant to non-employee directors
•Stock ownership guidelines for directors and executive officers
•Anti-hedging and anti-pledging policy
•No poison pill
•Webster conducts an annual proactive investor outreach campaign to the governance personnel of our top institutional investors. In 2024, we contacted 65% of our institutional investors and offered to meet and discuss Webster’s corporate governance practices and disclosures. We shared the feedback received from each of these engagements with the Nominating and Corporate Governance Committee of the Board.
Sustainability practices
•Our Corporate Responsibility Committee is comprised of senior executive leadership, overseeing the Sustainability Council and reporting on sustainability and corporate responsibility efforts to the Nominating and Corporate Governance Committee
•Robust enterprise risk management and corporate compliance functions, including cybersecurity and privacy policies
•Regular engagement with stockholders and other stakeholders, including regulators
•A Community Investment Strategy, with a focus on affordable housing, community development, small business lending and community support
•We publish an Annual Corporate Responsibility Report to our website detailing our sustainability efforts
Share Repurchase Program
Webster maintains a common stock repurchase program, approved by the Board, authorizing management to purchase shares of Webster common stock in open market or privately negotiated transactions, through block trades, and pursuant to any adopted predetermined trading plan subject to the availability and trading price of stock, general market conditions, alternative uses for capital, regulatory considerations, and the Company’s financial performance. On April 27, 2022, the Board increased the Company’s authority to repurchase shares of Webster common stock under the repurchase program by $600.0 million in shares. During the year ended December 31, 2024, the Company repurchased 1,408,426 shares under the repurchase program at a weighted-average price of $46.44 per share, totaling $65.4 million. At December 31, 2024, the Company’s remaining purchase authority was $228.0 million.
In addition, the Company periodically acquires Webster common stock outside of the repurchase program related to employee stock compensation plan activity. During the year ended December 31, 2024, the Company repurchased 361,324 shares at a weighted-average price of $47.64 per share, totaling $17.2 million for this purpose.

Webster Financial Corporation	COMMITMENT TO CORPORATE RESPONSIBILITY

COMMITMENT TO CORPORATE RESPONSIBILITY
Webster is a values-based, leading commercial bank focused on delivering financial solutions to businesses, individuals and families. We offer differentiated lines of business, including Commercial Banking, Consumer Banking and our Healthcare Financial Services segment that includes HSA Bank and Ametros. Webster understands the value of a positive corporate culture and we believe that fostering a culture of inclusion and belonging is integral to our long-term success.
Board Oversight of Corporate Responsibility
In 2024, we continued to enhance our Corporate Responsibility program. The Board and its Committees ensure that corporate responsibility principles are integrated into our business strategy in ways that optimize opportunities to make positive impacts while advancing long-term goals. We are committed to conducting our business in a safe, environmentally responsible and ethical manner, and in a way that reflects our responsibilities to our stakeholders.
Our Board oversees Webster’s corporate responsibility efforts, led by the Nominating and Corporate Governance Committee. Our Corporate Responsibility Committee is comprised of senior executive leadership, oversees the Sustainability Council activities and reports on corporate responsibility and sustainability efforts to the Nominating and Corporate Governance Committee. Our management-level Sustainability Council meets on a quarterly basis and is comprised of cross-functional executives from lines of business, as well as Audit, Compliance, Corporate Responsibility, Investor Relations, Legal, Operations and Risk. The Sustainability Council shapes Webster’s corporate responsibility strategy and monitors sustainability progress.
Our senior leadership team is tasked with driving results in these areas given the strategic importance of corporate responsibility. Against this backdrop, we engaged with internal and external stakeholders on our corporate responsibility strategy to help further inform our future direction and priorities. We advance sustainability through our four key pillars for our corporate responsibility reporting, which are:

Economic Vitality
Webster believes strongly in empowering people and strengthening communities by expanding access to capital. Our Office of Corporate Responsibility (“OCR”) manages all community-facing activities across the Company and all sustainability efforts. This structure allows us to plan more strategically, support enterprise goals more effectively and use our resources more efficiently. The OCR also oversees Webster’s multi-year Community Investment Strategy (“CIS”), driving economic vitality in the communities we serve.
We meet regularly to review CIS progress with our Community Advisory Councils, made up of nonprofit partners in Connecticut, Massachusetts, New York and Rhode Island, to help us to strengthen meaningful community connections, and to set impactful short- and long-term goals. The CIS has four key focus areas:

Affordable Housing	Community Development	Small Business Lending	Community Support

Notably in 2024, we:
•Partnered with 254 community development organizations to conduct 485 hours of financial literacy and homebuyer workshops to 8,883 participants.
•Made 126 affordable home loans, totaling $19,494,786.
•Continued to invest in our signature Webster Finance Labs initiative. Since its creation, Webster Finance Labs has had more than 2,300 individuals ages 13-25 participate in the programming. The Finance Labs are designed to help nonprofit partners in communities create opportunities for students to gain the skills needed for economic empowerment and financial success.
•Made 268 Small Business Administration loans, totaling $123.3 million, making us both a Top 7(A) Lender by Dollar Volume and Top 504 Lender in Connecticut.
Additionally, we work to build vibrant and healthy communities through a variety of regional and local initiatives, along with key partnerships. Our colleagues have opportunities to make an impact as they share their time and skills in our communities. Webster provides all colleagues with 24 hours of paid time to volunteer at the organizations of their choice. In 2024, 15,782 community service hours were logged by Webster colleagues, serving 498 organizations. We also introduced a volunteer recognition campaign, featuring awards for Volunteer of the Year and Webster’s Top 10 Community Service stars.
We believe it is important to create opportunity and build economic vitality in the communities where we live and work. Our grant making priorities are focused on partnering with nonprofit organizations that support underserved communities and address economic equity and inclusion, with a focus on

Webster Financial Corporation	COMMITMENT TO CORPORATE RESPONSIBILITY

financial empowerment, and community and workforce development. Through December 31, 2024, we made $5.5 million in grants to nonprofit organizations.
For the third consecutive examination period, Webster received an “Outstanding” Community Reinvestment Act (“CRA”) performance rating from the Office of the Comptroller of the Currency (“OCC”), Webster Bank’s primary regulator, on May 1, 2024 for the 2020 to 2022 examination period. Webster Bank provided approximately $12.5 billion in loans and investments and over 8,000 hours of CRA-qualifying community services during this period.

Valuing Our People
Webster’s core values are the foundation of our efforts to attract, acquire and retain talented colleagues for our business. We believe that our people drive Webster’s stability and success, and we believe in upholding the principles of safety and observing fair labor and employment practices throughout our organization, including providing equal opportunities. We are committed to attracting, developing and retaining a talented workforce that is diverse in perspective, knowledge and experience. This approach increases job satisfaction, reduces turnover and leads to a more engaged and productive workforce.
Our Inclusion and Belonging Council serves as a platform where our Chief Executive Officer, Chief Credit Risk Officer, other senior leaders, and representatives of our Business Resource Groups (“BRGs”) meet quarterly to shape the strategy and actions of our inclusion and belonging efforts. The Inclusion and Belonging Council reports on their conclusions to the Corporate Responsibility Committee (“CRC”). The CRC reports to the Nominating and Corporate Governance Committee of the Board.
Open to all colleagues on a voluntary basis, Webster’s BRGs enhance the success of Webster’s strategic objectives and contribute meaningfully to the neighborhoods where we live and work. Through market development, client attraction and retention, networking, mentoring and community outreach, the BRGs help colleagues to better understand our markets and community stakeholders, and support Webster’s business strategy. Webster’s BRGs further align with corporate strategy by leveraging and capitalizing on the benefits of an inclusive, talented workforce, which may include increased innovation, improved problem-solving and enhanced employee engagement and satisfaction. Our BRGs are designed to unite Webster colleagues with a range of backgrounds and skills with the purpose of facilitating their growth and development. Our BRGs provide support for innovative programs and initiatives that drive Webster’s efforts in recruitment and hiring, talent and leadership acquisition and development and colleague retention and productivity. Our eight BRGs are:
•African and Caribbean Heritage Connection
•Allies for Disabilities and Accessibility
•Amigos Connected @ Webster
•Military Veterans Community Network
•Multi-Generations
•Pan Asian Collective
•Webster PRIDE
•Webster Women’s Network
As a values-driven organization, we are committed to offering competitive and comprehensive compensation, professional development opportunities, and robust health and welfare programs. We offer medical, dental and vision plans, prescription benefits, life insurance and disability benefits, Health Savings Accounts, wellness incentives, health coaching, paid parental leave, paid time off, matching 401(k) retirement savings plan, employee stock purchase plan, employee assistance program, backup child and elder care, pet insurance, and wellness programs. We are committed to pay equity and regularly review our compensation model to ensure fair pay practices across our business.
We are focused on investing in our current and future talent by actively supporting the success, growth, and career progression of our colleagues. Our colleagues have access to our internal learning resource that offers on-demand virtual instructor-led training and on-demand programs. Webster also provides unlimited access to self-directed e-learning courses taught by industry experts with curated learning paths designed for specific professional interests.
We also make significant investments in formal development programs to build our talent pipeline. In 2024:
•Our Internship Program hosted 31 individuals, who worked in eight lines of business across Webster Bank over 10 weeks.
•Webster hired 12 early career, high potential college graduates into the 2024 Rotational Program, which is 18-24 months in duration.
•Lead with Impact, our flagship management development program, had two cohorts with a total of 41 graduates from 10 different departments.
•Two cohorts totaling 32 colleagues were selected to participate in our RISE Emerging Talent Program, created for high-potential individual contributors who are likely to move into a management role or a role with more responsibility.
•63 mentees from across Webster Bank were matched with mentors under our six-month mentorship program.
Our annual colleague engagement survey received an 88% response rate and more than 3,600 comments from Webster colleagues. The results reflect our commitment to establishing a culture of trust and safety by encouraging colleagues to share their opinions and actionable ideas for improvement. This feedback makes us a stronger organization and ensures that Webster’s decisions align with the success of our colleagues.

Our Environment

Webster Financial Corporation	COMMITMENT TO CORPORATE RESPONSIBILITY

We believe that our focus on environmental sustainability provides a strategic benefit by reducing costs and improving operational efficiencies. We continue to engage with our suppliers, measuring and managing these impacts to conserve resources, reduce costs and promote ethical practices.
In 2024, Webster initiated a comprehensive climate risk management process to better understand and address the potential impacts of climate change on our operations. Our climate risk assessment analyzed how climate change may affect Webster’s sites and operations. Moving forward, we plan to integrate assessment of these climate risks into our Enterprise Risk and Credit Risk frameworks, ensuring climate-related actions are prioritized in alignment with our business objectives.
We continue to work to increase our use of renewable energy. We purchased multi-year renewable energy certificates, known as RECs, to offset our greenhouse gas emissions in our New York and Massachusetts markets. We further extended our commitment to the communities we serve by financing commercial loans with companies involved in renewable energy, environmental remediation and energy-efficient components.
With a view to increasing efficiency and reducing waste, we also continue to improve financial center functions. In 2024, we:
•Completed the pilot solar panel installation project at our Waterbury office, which is expected to offset 99% of our energy consumption at this location, and 80% of our utility costs
•Updated our Sageworks lending platform to support the continued growth of E-Lending and provide a faster and simpler way to identify an E-Loan
•Retrofitted 51 branches with energy-efficient lighting fixtures, with an estimated annual energy savings of 680,148 kilowatt hours
•Continued to collect and assess climate risk data for collateral and business locations related to wildfire, drought, flood and rising sea levels
•Onboarded software tools to help us track and manage emissions more effectively
Through efforts led by our Chief Risk Officer and Chief Credit Officer, we continue to develop and refine our risk management framework for measuring and managing material climate risks that could impact Webster Bank’s operations and lending activities.

Responsible Governance
Webster is committed to achieving excellence in our corporate governance practices.
This commitment starts with comprehensive governance structures, policies, management committees and practices designed to ensure transparency in reporting and accountability for our Board and senior management. Our governance policies and procedures ensure that we maintain the highest levels of ethics and integrity, as well as data security and client privacy safeguards. We also maintain robust programs to manage operational risks and uphold compliance with all applicable laws, regulations and rules governing ethical business conduct.

Webster’s Board Structure

Board of Directors

Audit Committee	Risk Committee	Compensation and Human Resources Committee	Nominating and Corporate Governance Committee	Technology Committee	Executive Committee

Webster Financial Corporation	ELECTION OF DIRECTORS

ELECTION OF DIRECTORS (Proposal 1)
Our Board currently consists of 12 members. Upon recommendation of the Nominating and Corporate Governance Committee of the Board, the Board nominated each of our incumbent directors for election as directors at the Annual Meeting. Each director elected at the Annual Meeting will hold office for a one-year term until the 2026 Annual Meeting of stockholders and will serve until his or her successor is duly elected and qualified.
Each director brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including those described in the “Director Nominee Skills and Experiences” section on page 9 of this Proxy Statement. In addition, with regard to the overall composition of the Board, the Nominating and Corporate Governance Committee and the Board seek to achieve an overall balance of backgrounds and diversity of experience with a complementary mix of skills and professional experience in areas relevant to the Company’s business and strategy. The biographies of each of the nominees set forth below contain certain information about his or her principal occupation and business experience, and also highlight certain of the nominee’s particular attributes that the Board believes the nominee brings to the Board.
The following table sets forth certain information as of April 1, 2025 with respect to our director nominees and their current Committee memberships.

Director Nominees:	Age	Director Since	Expiration of Term	Committee Membership
John R. Ciulla	59	2018	2025	Executive (Chair)
William L. Atwell	74	2014	2025	Compensation and Human Resources; Nominating and Corporate Governance (Chair); Executive
John P. Cahill	66	2022	2025	Risk; Technology
William D. Haas	62	2024	2025	Risk; Compensation and Human Resources
E. Carol Hayles♠	64	2018	2025	Audit (Chair); Risk; Executive
Mona Aboelnaga Kanaan♠♣	57	2022	2025	Nominating and Corporate Governance; Technology (Chair); Executive
Maureen B. Mitchell♠	73	2022	2025	Audit; Technology
Laurence C. Morse♣	73	2004	2025	Compensation and Human Resources (Chair); Nominating and Corporate Governance; Executive
Richard O’Toole◆	68	2022	2025	Risk; Nominating and Corporate Governance; Executive
Mark Pettie	68	2009	2025	Risk (Chair); Compensation and Human Resources; Executive
Lauren C. States♠♣	68	2016	2025	Audit; Risk; Technology
William E. Whiston	71	2022	2025	Audit; Compensation and Human Resources
◆Mr. O’Toole serves as our Lead Independent Director.
♠    Self-identifies as a female director.
♣    Self-identifies as a racially or ethnically diverse director.
Current Board Composition, Experience and Refreshment
•Majority Independent Board: Mr. O’Toole serves as the Lead Independent Director of the Board, and all of our director nominees, except for Mr. Ciulla, are independent, as defined by the rules of the NYSE. In addition, independent directors comprise 100% of each of the Board’s Audit, Risk, Compensation and Human Resources, Nominating and Corporate Governance, and Technology Committees.
•Range of Backgrounds, Skills and Experience: The Board believes different points of view brought through directors with a broad range of backgrounds, perspectives, experiences and skill sets leads to better business performance, decision making, and understanding of the needs of our customers, colleagues, stockholders, business partners, and other stakeholders. Consistent with those values, the Board adopted a set of director qualification guidelines for directors in the Corporate Governance Policy, which provide that the Nominating and Corporate Governance Committee will consider, among other qualifications, connections to the markets in which Webster and Webster Bank operate to ensure broad representation reflective of these markets when deciding on nominations for the Board. Among the nominees for election to the Board, four self-identify as female. The Board believes that these nominees for election as directors offer a broad range of backgrounds, skills and experience in relevant areas that contribute to overall effective leadership, exercise of oversight responsibilities by the Board and reflect the representation of the markets in which Webster operates.
•Board Structure and Strong Board Refreshment Practices: The Board believes it is critical to maintain a mix of experienced, longer-tenured directors to ensure continuity and institutional knowledge through economic cycles and an evolving competitive landscape, along with newer directors who have different expertise, backgrounds and fresh perspectives. The director nominees range in age from 57 to 74, and the average age is approximately 67. In addition, our Corporate Governance Policy provides that the Nominating and Corporate Governance Committee will not renominate a prospective director for a new term after such director reaches the age of 75.

Webster Financial Corporation	ELECTION OF DIRECTORS

Director Nominee Skills and Experiences

Director	Public Company / Corporate Governance	Audit / Financial Reporting	Financial Services Industry	Executive Leadership	Risk Mgt.	Technology, Cybersecurity and Data Mgt.	Strategic Planning and M&A	Compensation and Human Capital Mgt.	Legal and Regulatory

John R. Ciulla	✓	✓	✓	✓	✓	✓	✓	✓	✓

William L. Atwell	✓		✓	✓	✓		✓	✓

John P. Cahill	✓		✓	✓	✓		✓	✓	✓

William D. Haas	✓	✓	✓		✓			✓	✓

E. Carol Hayles	✓	✓	✓	✓	✓		✓	✓	✓

Mona Aboelnaga Kanaan	✓	✓	✓	✓	✓	✓	✓	✓	✓

Maureen B. Mitchell	✓	✓	✓	✓	✓	✓	✓	✓	✓

Laurence C. Morse	✓		✓	✓	✓		✓	✓	✓

Richard O’Toole	✓		✓	✓	✓		✓	✓	✓

Mark Pettie	✓	✓		✓	✓		✓	✓	✓

Lauren C. States	✓			✓	✓	✓	✓

William E. Whiston	✓	✓	✓	✓	✓	✓	✓	✓	✓

Total of 12 Directors	12	7	10	11	11	5	11	11	10

    Lead Independent Director
The following are descriptions of the skills that the Board believes are critical in effective oversight of the Company:

Public Company / Corporate Governance	Risk Management	Audit / Financial Reporting

Experience as a public company Chief Executive Officer, senior executive officer or director with expertise in matters of corporate governance, board practices and corporate responsibility; or experience assessing or evaluating corporate governance practices or processes in large, complex institutions.

Experience with enterprise risk management principles and concepts as well as experience identifying, assessing, managing, and mitigating significant regulatory, technology, and other risk exposures of large, complex institutions.
Qualifying as an Audit Committee Financial Expert, and experience working in finance, accounting, and/or audit, internally or externally, or otherwise.

Technology, Cybersecurity and Data Management	Financial Services Industry	Strategic Planning and M&A
Expertise in cybersecurity, data management, and information technology systems and developments, either through academia or industry experience.	Experience in one or more of the Company’s specific financial services areas, including commercial banking, healthcare financial services, and consumer banking.	Experience leading strategic planning initiatives and complex mergers, acquisitions, or divestitures, including direct involvement in the integration of people, systems, data, and operations.

Executive Leadership	Compensation and Human Capital Management	Legal and Regulatory
Chief Executive Officer or other senior executive officer who is a direct report to the Chief Executive Officer.	Experience in workforce management, compensation, culture, succession planning and talent management.
Experience in legal and regulatory affairs, including experience acquired through positions in a regulated industry and/or with government organizations and regulatory bodies as well as experience working with government officials.

The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board recommends.
As required by Webster’s Bylaws, as amended (the “Bylaws”), directors must be elected by a majority of the votes cast with respect to such director in uncontested elections (meaning the number of shares voted “for” a director must exceed the number of votes cast “against” that director). There

Webster Financial Corporation	ELECTION OF DIRECTORS

are no cumulative voting rights in the election of directors. In addition, under the Bylaws, incumbent directors nominated for re-election are required, as a condition to such nomination, to submit a conditional letter of resignation. In the event an incumbent nominee for director fails to receive a majority of the votes cast at an annual meeting, the Nominating and Corporate Governance Committee will consider the conditional resignation and make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who failed to receive a majority of the votes cast will not participate in the Board’s decision.
Director Nominees
The following provides biographical information regarding each of the nominees, including the specific business experience, qualifications, attributes, and skills that were considered, in addition to prior service on the Board. Each nominee brings significant experience to the Board and the Committees on which he or she serves, and the Board believes that each of the nominees is well qualified to serve as a director on Webster’s Board.

JOHN R. CIULLA Chairman of the Board and Chief Executive Officer Age: 59 Director since: 2018	Current Committees: Executive (Chair)	Committees pending re-election at Annual Meeting: Executive (Chair)
SELECTED DIRECTOR QUALIFICATIONS:
•Over 20 years of leadership experience in financial services industry
•Extensive experience as President and Chief Executive Officer of Webster, providing a thorough understanding of Webster’s opportunities, challenges and operations
•Substantial knowledge about regional banks and the Connecticut market from experience on the Boards on which he served
CAREER HIGHLIGHTS
•Chairman of the Board from April 2020 to January 2022 and again effective February 1, 2024
•Chief Executive Officer since January 2018
•Joined Webster in 2004 and served in a variety of management positions, including President, Executive Vice President and Head of Commercial Banking, and Chief Credit Risk Officer and Senior Vice President, Commercial Banking, responsible for several lines of business
•Managing Director of The Bank of New York (1997-2004)
•Board member, American Bankers Association
•Serves on the Mid-Size Bank Coalition of America’s (the “MBCA”) Executive Committee
•Board member, AdvanceCT
•Served as former Chair and board member of the Connecticut Business Roundtable

WILLIAM L. ATWELL Director Age: 74 Director since: 2014 Former President of Cigna International	Current Committees: Compensation and Human Resources Nominating and Corporate Governance (Chair) Executive	Committees pending re-election at Annual Meeting: Risk Nominating and Corporate Governance (Chair) Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Over 50 years of executive experience in the financial services industry, including banking, brokerage, healthcare and insurance
•Provides insight into the financial sector as a result of his extensive and broad industry experience
•Extensive experience as a leader of companies within heavily regulated industries
CAREER HIGHLIGHTS
•Former Consulting and Managing Director of Atwell Partners, LLC, which provided consulting services and market insights to the financial services industry (2012-2019)
•President of Cigna International at Cigna Corporation (2008-2012) and served as Senior Vice President (1996-2000)
•Chairman of AQR Mutual Funds (AQR Capital Management LLC) since 2023 and a member of its Board since 2011 serving on its Audit and Nominating and Governance committees
•Former Chairman of the Board of Avantax, Inc. (f/k/a Blucora, Inc.) (NASDAQ: AVTA), a provider of technology-enabled financial solutions (2017-2019)
•Former Trustee and former Chair of the Board of Trustees of Fairfield University (2006-2012)
•Held senior executive positions with The Charles Schwab Corporation, including President of Individual Investor Enterprise and Charles Schwab Bank (2000-2005)
•Career at Citibank, holding various senior executive roles both domestically and internationally over the course of 23 years

Webster Financial Corporation	ELECTION OF DIRECTORS

JOHN P. CAHILL Director Age: 66 Director since: 2022† Chancellor to the Archdiocese of New York	Current Committees: Risk Technology	Committees pending re-election at Annual Meeting: Compensation and Human Resources Technology
SELECTED DIRECTOR QUALIFICATIONS:
•Distinguished career as an attorney in government and in the private sector
•Extensive knowledge of the financial services industry and the banking community, as well as knowledge of, and advocate for, environmental and energy preservation efforts
•Substantial knowledge about the New York regional market from his prior experience
CAREER HIGHLIGHTS
•Chancellor to Archdiocese of New York, overseeing the temporal matters of the Archdiocese of New York (2019-present)
•Co-founded the Pataki-Cahill Group LLC in 2007, a strategic consulting firm focusing on the economic and policy implications of domestic energy needs, and continues as a Principal
•Trustee of the National September 11th Memorial & Museum at the World Trade Center Foundation, Inc.
•Trustee of the Open Space Institute and Archbishop Stepinac High School
•Former Director of Ecoark Holdings, Inc. (NASDAQ: ZEST), serving on its Nominating and Corporate Governance Committee (Chair) and on the Compensation Committee (2016-2021)
•Former Senior Counsel at Norton Rose Fulbright LLP (formerly Chadbourne & Parke LLP) (2007-2019)
•Served in various capacities in the administration of Governor of New York, George E. Pataki, including Secretary and Chief of Staff to the Governor (2002-2006)

WILLIAM D. HAAS Director Age: 62 Director since: 2024 Former Deputy Comptroller, Midsize Bank Supervision at the OCC	Current Committees: Risk Compensation and Human Resources	Committees pending re-election at Annual Meeting: Risk (Chair) Compensation and Human Resources Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Over 15 years of experience identifying, assessing, and developing strategies to effectively manage risk exposure in large and complex financial institutions
•Significant experience in regulatory and governmental roles, including in role as Deputy Comptroller of the OCC
•Qualifies as a “risk management expert” under the Federal Reserve’s Regulation YY
CAREER HIGHLIGHTS
•Deputy Comptroller, Midsize Bank Supervision at the OCC, supervising a team of approximately 175 bank examiners and a portfolio of banks and thrifts ranging in asset size from approximately $5 billion to $100 billion in assets (2008-2020)
•Senior Advisor to the OCC (2020-2021)
•Responsible for reviewing and making recommendations regarding numerous merger and acquisition applications, which involved assessing business strategy, financial projections and future prospects, integration plans, and leadership background/qualifications
•Assessed an institution’s compliance with applicable laws, regulations, and regulatory guidance/standards, including the adequacy and effectiveness of governance and enterprise risk management
•Senior Advisor to the MBCA since 2021, supporting the MBCA Executive Director in shaping outreach initiatives and executing program deliverables, including webinars, workshops, roundtables, and other similar collaboration, peer-to-peer information sharing, and educational events

†    Previously served as a director of Sterling Bancorp (“Sterling”) before Sterling merged with Webster in January 2022 (the “Sterling Merger”).

Webster Financial Corporation	ELECTION OF DIRECTORS

E. CAROL HAYLES Director Age: 64 Director since: 2018 Former Executive Vice President and Chief Financial Officer of CIT Group Inc.	Current Committees: Audit (Chair) Risk Executive	Committees pending re-election at Annual Meeting: Audit (Chair) Risk Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Extensive financial reporting and accounting experience, including as the Chief Financial Officer of a large financial institution and Chair of two public company audit committees, which qualifies her as an “audit committee financial expert”
•As an executive in the financial services industry for over 30 years, has leadership, capital allocation, operations, regulatory compliance, strategy and mergers and acquisitions experience
CAREER HIGHLIGHTS
•Former Executive Vice President and Chief Financial Officer of CIT Group Inc., a financial services company (2015-2017), responsible for overseeing all financial operations
•Serves on the Board and is Chair of the Audit Committee and a member of the Governance and Nominating Committee of eBay, Inc. (NASDAQ: EBAY), a global commerce corporation, since 2020
•Served on the Board, Audit Committee and Compensation Committee of Avantax, Inc. (f/k/a Blucora, Inc.) (NASDAQ: AVTA), a provider of technology-enabled financial solutions (2018-2023)
•Served as Controller and Principal Accounting Officer (2010-2015) of CIT Group Inc., responsible for managing the financial accounting and reporting functions, including SEC and regulatory reporting
•Spent 24 years in various finance roles at Citigroup, Inc., including as Deputy Controller
•Began career at PricewaterhouseCoopers LLP and held Canadian Chartered Accountant Designation (1985-2009)

MONA ABOELNAGA KANAAN Director Age: 57 Director since: 2022† Managing Partner at K6 Investments LLC	Current Committees: Nominating and Corporate Governance Technology (Chair) Executive	Committees pending re-election at Annual Meeting: Nominating and Corporate Governance Technology (Chair) Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Experienced Chief Executive Officer, entrepreneur, private equity investor and corporate director with over 30 years of experience in the financial services sector
•Invested, divested and managed transformative strategic transactions in a broad range of asset classes, investment strategies, product areas and distribution channels, and brings a unique perspective on the financial services market to the Board
•Substantial experience in managing and investing in financial services, FinTech and technology
CAREER HIGHLIGHTS
•Founder and Managing Partner of K6 Investments LLC, a private investment firm that invests globally in the financial services, technology, media and consumer products industries (2011-present)
•Serves as the first US-based member of the Board of Directors of Perpetual Limited (ASX: PPT), an Australian-based diversified global financial services company and leading private wealth and trust business and serves on its Investment and People Committees since June 2021, Chairs its Technology and Cybersecurity Committee and serves on its Audit, Investment, and People and Remuneration Committees
•Serves as a Director of Mondee Holdings, Inc., an innovative TravelTech company and serves as Chair of its Nominating and Corporate Governance Committee, Chair of its Special Committee and is a member of its Audit Committee since July 2022
•Serves on the Advisory Board of Investcorp Strategic Capital Group, Rebalance Capital, and Dubai-based VC Fund, Global Ventures
•Trustee of the Fashion Institute of Technology of the State University of New York and a member of the Council on Foreign Relations
•Vice Chairman of the Egyptian American Enterprise Fund, a $300 million private equity fund focused on Egypt and serves as a member of its Investment, Audit and Nominating and Governance Committees
•Former Director and Audit Committee Chair of FinTech Acquisition Corp. VI (NASDAQ: FTVI), (2021-2022)
•Founded Proctor Investment Managers LLC (“Proctor”), which was sold to National Bank of Canada in 2006 and continued as Proctor’s President and Chief Executive Officer until 2013

†    Previously served as a director of Sterling before the Sterling Merger.

Webster Financial Corporation	ELECTION OF DIRECTORS

MAUREEN B. MITCHELL Director Age: 73 Director since: 2022† Senior Advisor at The Boston Consulting Group	Current Committees: Audit Technology	Committees pending re-election at Annual Meeting: Audit Technology
SELECTED DIRECTOR QUALIFICATIONS:
•Experienced corporate board director and C-Suite executive for global companies with more than 30 years of experience in the financial services sector
•Broad experience in the areas of banking, asset management, insurance and private equity with a strong history of driving growth and transforming organizations through the lens of strategic vision
CAREER HIGHLIGHTS
•Senior Advisor at The Boston Consulting Group, a position held since 2017, providing advice on issues of strategy transformation, product development and digital execution
•Provides consulting services to KRW International, a global leadership firm
•Serves on the Advisory Board of Investcorp Strategic Capital Group since 2023
•Serves as a Board member, Chair of the Investment Committee, and Budget Committee member of the Foundation for City College
•Serves as a member of the Board of Trustees of Natixis/Loomis Sayles Mutual Funds since 2017, and Chairs the Contracts Committee
•Director of Fieldpoint Private Bank and Trust (2017-2018), Director of Investment Company Institute (ICI Board of Governors) (2015-2016), Director of GE Asset Management, Inc. (2009-2016), GE Investment Distributors, Inc. (2014-2016), GE Asset Management (2012-2016) and GE Asset Management Funds II PLC (2012-2014)
•President of Global Sales and Marketing and a director of GE Asset Management, Inc. (2009-2016)
•Previous experience includes ten years at Bear Stearns Asset Management, where she was a Senior Managing Director and Global Head of Institutional Sales and Client Services, leading the multi-billion asset management business
•Global Head of Distribution at Highland Capital Management, LP (2008-2009)

LAURENCE C. MORSE Director Age: 73 Director since: 2004 Managing Partner of Fairview Capital Partners, LLC	Committees: Compensation and Human Resources (Chair) Nominating and Corporate Governance Executive	Committees pending re-election at Annual Meeting: Compensation and Human Resources (Chair) Nominating and Corporate Governance Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Over 30 years of experience in the investment management field, including as the co-founder and Managing Partner of an investment management firm, which provides the Board with deep knowledge of capital markets and the financial services industry
•Extensive experience has made him adept at performing rigorous risk assessments of managers and management teams, and assessing new technologies, products and services, business strategies, markets and industries
•Extensive experience as a leader of a company in a highly regulated industry
CAREER HIGHLIGHTS
•Managing Partner of Fairview Capital Partners, LLC, an investment management firm established in 1994 that oversees venture capital funds, some of which invest capital in venture capital partnerships and similar investment vehicles that provide capital primarily to minority-controlled companies
•Serves as a member of the Board of Trustees of Harris Associates Investment Trust (which oversees the Oakmark Family of Mutual Funds) since 2013
•Chair of the Board of Trustees of Howard University
•Former Director of the Institute of International Education
•Former Director of Princeton University Investment Company and a former trustee of Princeton University
•Former Director and Chairman of the National Association of Investment Companies

†    Previously served as a director of Sterling before the Sterling Merger.

Webster Financial Corporation	ELECTION OF DIRECTORS

RICHARD O’TOOLE Lead Independent Director Age: 68 Director since: 2022† Executive Vice President of The Related Companies	Current Committees: Risk Nominating and Corporate Governance Executive	Committees pending re-election at Annual Meeting: Risk Nominating and Corporate Governance Executive
SELECTED DIRECTOR QUALIFICATIONS:
•Over 40 years of legal, merger and acquisition experience and expertise in real estate and tax matters
•Strong leadership skills and corporate governance oversight experience
•Expertise from serving as a director of both private and publicly traded companies
CAREER HIGHLIGHTS
•Executive Vice President of The Related Companies, a position held since 2008, supporting the leadership to drive extraordinary growth through development and management of residential and commercial projects across the country
•Serves on the Board of Equinox Holding Inc., a privately held company, and on its Compensation Committee
•Serves on the Board of Motivate, the operator of Citi Bike, a privately held company, and on the Compensation Committee
•Served on the Board of Ladder Capital Corp. (NYSE: LADR) (2017-2019)
•Former General Counsel of The Related Companies, responsible for tax structuring and origination of new business opportunities (2014-2022)
•Former Partner in the Tax Department with Paul Hastings LLP (formerly Paul Hastings Janofsky & Walker LLP) (2000-2005)

MARK PETTIE Director Age: 68 Director since: 2009 President of Blackthorne Associates, LLC	Current Committees: Risk (Chair) Compensation and Human Resources Executive	Committees pending re-election at Annual Meeting: Risk Compensation and Human Resources
SELECTED DIRECTOR QUALIFICATIONS:
•Background as the former Chief Executive Officer and Chairman of a public company brings strong executive experience to the Board, along with his expertise in finance and marketing
•Extensive business, corporate governance and risk management experience as a director for both public and private companies, with continued educational certification in FinTech and Compensation and Human Resources
CAREER HIGHLIGHTS
•President of Blackthorne Associates, LLC, which provides consulting services to firms investing in a wide range of consumer-oriented businesses
•Serves as Director of Alliance Consumer Group since 2024, as well as non-executive Chair of the Board of Directors and Chair of the Compensation Committee
•Serves as Director of Bear Down Brands since 2017
•Served as a member of the Board of Darigold as well as Chair of its Audit Committee and Member of its Compensation and Finance and Risk Committees (2017-2024)
•Served as Director of Gehl Foods, LLC as well as Audit Committee Chair (2015-2024)
•Former Chairman and Chief Executive Officer of Prestige Brands Holdings, Inc. (NYSE: PBH), which developed, sold, distributed and marketed over-the-counter drugs, household cleaning products and personal care items (2007-2009)
•Former President of the Dairy Foods Group with ConAgra (2005-2006)
•Held various positions of increasing responsibility in finance, marketing and general management at Kraft Foods (1981-2004) and was named Executive Vice President and General Manager of Kraft Foods’ Coffee Division in 2002

†    Previously served as a director of Sterling before the Sterling Merger.

Webster Financial Corporation	ELECTION OF DIRECTORS

LAUREN C. STATES Director Age: 68 Director since: 2016 Former Vice President, Strategy and Transformation at IBM Software Group	Current Committees: Audit Risk Technology	Committees pending re-election at Annual Meeting: Audit Risk Technology
SELECTED DIRECTOR QUALIFICATIONS:
•Experience as a former Chief Technology Officer of a public company, with a broad background in technology, strategy and transformation, provides the Board with strong executive and technology experience
•Holds several Cybersecurity and Artificial Intelligence Certifications, including CERT Certification in Cybersecurity Oversight (Software Engineering Institute at Carnegie Mellon University issued in conjunction with NACD), Cyber for Executives Certification (National Cybersecurity Center), Cybersecurity: The Intersection of Policy and Technology (Harvard Kennedy School), Systemic Cyber Risk Governance for U.S. Public Company Corporate Directors (Digital Directors Network) and Artificial Intelligence: Implications for Business Strategy (MIT Management Executive Education)
CAREER HIGHLIGHTS
•Former Vice President, Strategy and Transformation for IBM Corporation’s Software Group (NYSE: IBM), having a career of more than 36 years in roles of increasing responsibility across the company, including as a leader in the company’s transformation to cloud computing, also serving as Chief Technology Officer in the corporate strategy function and in a broad variety of global leadership roles including technology, strategy, transformation, sales and talent development
•Serves as a member of the board of Clean Harbors, Inc. (NYSE: CLH), an environmental, energy and industrial services company, a position held since 2016, and serves on its Compensation and Human Capital Committee, Cybersecurity Subcommittee and Chairs its Environmental Health and Safety Committee
•Serves on the board of Quid, a privately held AI-powered consumer and marketing intelligence research company, a position held since 2020, and is Chair of its Audit Committee
•Trustee for International House, New York (a graduate student housing nonprofit organization), and serves on its Development Committee
•Trustee for Mercy High School, Middletown, Connecticut (a private, Catholic, all-girls high school), and serves on its Development Committee
•Independent Director of Code Nation (a technology nonprofit organization), and serves on its Nomination and Governance Committee
•Served as a member of the board of Diebold Nixdorf, Inc. (NYSE: DBD), a global financial and retail technology company, from 2020 to 2023, and served on its Audit, Nominating and Governance and Technology Committees
•Served until April 2023 as an independent Director for the New England Science & Sailing Foundation, Stonington, Connecticut (a nonprofit that provides an experiential STEM-based curriculum)

WILLIAM E. WHISTON Director Age: 71 Director since: 2022 Senior Advisor for the Archdiocese of New York	Current Committees: Audit Compensation and Human Resources	Committees pending re-election at Annual Meeting: Audit Compensation and Human Resources
SELECTED DIRECTOR QUALIFICATIONS:
•Over 50 years of business experience in the areas of finance, financial services and e-Commerce
•As a former bank executive, has experience in a wide range of roles and provides the Board with a unique perspective on business management matters
CAREER HIGHLIGHTS
•Retired Chief Financial Officer (2002-2024) and current Senior Advisor for the Archdiocese of New York, a religious nonprofit organization
•Acting Chief Executive Officer of New York Catholic Healthcare Plan, Inc. (Legacy Fidelis Care) since 2018
•Serves as a Trustee of St. Patrick’s Cathedral, St. Patrick’s Landmark Foundation and St. Joseph’s Seminary and serves as a member of the respective Audit Committees
•Member of Board of Provident Healthcare, the member of Archcare, the healthcare arm of the Archdiocese of New York
•Serves on the board of MoA Funds Corp. since 2011, and serves on the Audit Committee
•Chairman and Director of Catholic Indemnity Insurance Company (captive)
•Former Executive Vice President and Member of U.S. Management Committee of Allied Irish Bank (1972-2002), responsible for a number of key functions, including Head of Acquisitions and Brand Development, Head of e-Commerce and Information Technology, Head of Church/Not-for-Profit Lending Group, Head of Financial Consulting Services and Head of Operations

✓ The Board unanimously recommends that you vote FOR the election of each of the nominees listed above.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS
Commitment to Good Governance Practices
The business and affairs of Webster are managed under the direction of the Board. Members of the Board are kept informed of Webster’s business through discussions with the Chairman of the Board and Chief Executive Officer and Webster’s other executive officers, by reviewing materials provided to the directors and by participating in meetings and strategic planning sessions of the Board and its Committees. The Board is also kept apprised by the Chairman of the Board and Chief Executive Officer, senior management, and Webster’s legal department of continuing education programs on corporate governance and fiduciary duties and responsibilities and existing directors also participate in Webster’s formal continuing education program for directors. In addition, new directors of Webster participate in an orientation program, which is designed to familiarize them with Webster’s business and operations and with their duties as directors under applicable laws and regulations. Each member of the Board also serves as a director of Webster Bank.
Board Leadership Structure and Function
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER AND LEAD INDEPENDENT DIRECTOR ROLES
The Board determined that having Mr. Ciulla as Chairman of the Board and Chief Executive Officer and Mr. O’Toole as Lead Independent Director is the best leadership structure for the Company at this time, based on present needs and circumstances. This structure, among other things, allows for Mr. Ciulla to preside at meetings of the Company’s stockholders and the Board and set the overall strategy and tone for the Company and lead its operations and strategic priorities. Mr. O’Toole provides additional and independent leadership for the Board, including presiding over executive sessions of independent directors and other clearly defined duties and responsibilities. Mr. O’Toole is a seasoned leader who possesses the characteristics and qualities critical for a Lead Independent Director.
Our Lead Independent Director is appointed in accordance with Webster’s Corporate Governance Policy, which provides that the Board will appoint an independent director to serve as the Lead Independent Director for a one-year term, or until a successor is appointed. The Lead Independent Director presides over the executive sessions of the independent directors and assists and advises the Chairman of the Board and has other robust and well-defined duties as described below.

The responsibilities of our Lead Independent Director include the following:

✓	Preside over all meetings of the Board at which the Chairman of the Board and Chief Executive Officer is not present, including all executive sessions of the independent directors	✓	Contribute to the annual performance review of the Chairman of the Board and Chief Executive Officer and participate in succession planning for the Chief Executive Officer

✓	Call meetings of the independent directors, as appropriate, and develop topics of discussion for executive sessions of the Board	✓	Review and approve Board meeting schedules information to ensure sufficient time for discussion for all agenda items

✓	Provide leadership whenever the Chairman of the Board and Chief Executive Officer’s role may be perceived to be in conflict	✓	Advise the Chairman of the Board and Chief Executive Officer of the information needs of the Board

✓	Serve as an independent advocate for investors and ensure accountability when potential conflicts of interest arise between management and investors	✓	Preside over the independent directors’ annual meeting with Webster’s primary bank regulators to discuss the appropriateness of our Board’s oversight of management

✓	Serve as a liaison among the Chairman of the Board and Chief Executive Officer and independent directors	✓	Consult with the Nominating and Corporate Governance Committee on the Board’s annual self-assessment

✓	Act as an advisor to the Chairman and Chief Executive Officer to provide support, advice, and feedback from the Board regarding executive management and corporate strategy matters	✓	Consult in the identification and evaluation of director candidates’ qualifications and consult on Committee membership and Committee Chairs

✓	Ensure that the Board focuses on key issues and tasks facing Webster and on topics of interest to the Board	✓	Ensure the efficient and effective performance and functioning of the Board

✓	Assist with promoting corporate governance best practices	✓	Provide guidance on the ongoing development of directors

✓	Review and approve agendas, topics and materials for Board meetings	✓	Be available for consultation and direct communication with major stockholders and regulators upon request
DIRECTOR INDEPENDENCE
Pursuant to the NYSE listing standards, Webster is required to have a majority of “independent directors” on its Board. In addition, each of the Board’s Audit, Risk, Compensation and Human Resources, and Nominating and Corporate Governance Committees must be composed solely of independent directors pursuant to their charters and our Corporate Governance Policy. The Board’s Technology Committee is also composed solely of independent directors. The NYSE listing standards define specific relationships that would disqualify a director from being independent and further require that for a director to qualify as “independent,” the board of directors must affirmatively determine that the director has no material relationship with the Company.
The Board, with the assistance of the Nominating and Corporate Governance Committee, conducted an evaluation of director independence, based primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations and family and other material commercial, industrial, banking, consulting, accounting, charitable and legal relationships with Webster or its affiliates, including those relationships described under “Compensation Committee Interlocks and Insider Participation” on page 50 and “Transactions with Related Persons” on page 56 of this Proxy Statement, as well as based on discussions with the Board. As a result of this evaluation, the Board affirmatively determined

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

that, except for Mr. Ciulla, each of the directors is an “independent director” for purposes of Section 303A of the Listed Company Manual of the NYSE and applicable SEC rules and regulations. In connection with its evaluation of director independence, the Board considered that Webster provides lending and other financial services to directors, their immediate family members, and their affiliated organizations in the ordinary course of business and without preferential terms or rates.
Mr. Ciulla is not considered independent because he is an executive officer of Webster and Webster Bank.
2024 BOARD AND COMMITTEE MEETINGS
During the year, Webster held nine regular and special meetings of its Board. All directors standing for re-election attended at least 95% of the aggregate of (i) the total number of meetings held by the Board during the period that the individual served and (ii) the total number of meetings held by all Committees of the Board on which the individual served during the period that the individual served.
EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS
Webster’s Corporate Governance Policy requires independent directors to meet periodically, but no less than once per year. In 2024, every regularly scheduled Board meeting had an executive session of independent directors. The Lead Independent Director presides over the executive sessions of independent directors.
ORIENTATION TRAINING AND CONTINUING EDUCATION
Webster believes that our stockholders are best served by a Board comprised of individuals who are well versed in modern principles of corporate governance, regulatory requirements, and matters relevant to the banking industry and to the clients Webster serves. New directors are required to participate in an orientation program that (i) provides an overview of Webster’s culture, values, leadership, structure, products and services, and overall governance; (ii) introduces new directors to key members of Webster’s Executive Management Committee; and (iii) includes presentations by senior management intended to familiarize new directors with Webster’s strategic plans, regulatory environment, risk management program, and the nature and operations of Webster’s business activities. Webster also has a Board of Directors Education Policy, which outlines Webster’s formal and ongoing director education program to provide opportunities for our directors to participate in continuing education activities and receive educational materials on a wide variety of topics including emerging risks and their potential impact on Webster, current developments in the industry and the laws, regulations, and supervisory requirements applicable to Webster, corporate governance, sustainability, the financial services industry, cybersecurity, technology, Bank Secrecy Act / anti-money laundering, executive compensation, risk management, finance, and accounting. In 2024, our director education program included sessions on preparation for compliance with the requirements of a Category IV Bank, presentations on artificial intelligence and technology developments in the financial services industry, cybersecurity and regulatory and economic environment updates. These educational opportunities provide our directors with timely updates on industry changes and best practices among our peers and in the general marketplace and further supplement our directors’ significant business and leadership experiences. The Nominating and Corporate Governance Committee reviews and approves Webster’s Board of Directors Education Policy annually and oversees the effective implementation of our formal and ongoing director education program.
DIRECTOR OVERBOARDING POLICY AND COMMITMENTS OVERSIGHT
Webster values the experience that its directors gain through service on other boards but remains mindful that service on other boards may present conflicts of interest and may require significant time commitments. As a result, no director may accept or stand for election for any such position without prior approval from the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider recommendations from our General Counsel and annually reviews and approves any director who holds or assumes any board position with any nonaffiliated public company or subsidiary thereof. Changes to existing approved outside responsibilities are reported to the Nominating and Corporate Governance Committee, who then determines the impact of the changes at the next possible meeting and recommends any actions to the Board, if and when warranted.
Webster also limits the number of other public company boards our directors may join to ensure that a director is not “overboarded” and is able to devote the appropriate amount of time and attention to the oversight of the Company, including attendance at Board and Committee meetings. Our Corporate Governance Policy provides that no director may serve on the board of more than four public companies (including Webster and its subsidiaries).
RISK OVERSIGHT
The Board administers its risk oversight function primarily through the Risk Committee of the Board, which is described in more detail below under the heading “Committees of the Board—Risk Committee.” Webster also has a Chief Risk Officer, Daniel Bley, and a Chief Credit Officer, Jason Soto, both of whom directly report to the Risk Committee and Mr. Ciulla. The Risk Committee meets frequently throughout the year and reports its findings to the full Board on an ongoing basis. The Risk Committee is also responsible for oversight of our Information Risk Committee, a management committee that, among other things, is responsible for providing guidelines and principles for the development, deployment, and acceptable use of artificial intelligence by Webster. The Technology Committee of the Board assists the Board in connection with its oversight of, among other things, cybersecurity, data privacy and technology trends, including a review of technology-related risks. In addition, the Compensation and Human Resources Committee (the “Compensation and HR Committee”) and the Risk Committee review and assess risks as it relates to Webster’s compensation programs and the Audit Committee reviews major financial risk exposures.
EXECUTIVE MANAGEMENT SUCCESSION PLANNING
The Board recognizes that management succession planning is a fundamental and ongoing part of its responsibilities. The Chair of the Compensation and HR Committee leads the independent directors in conducting a review at least annually of the performance of the Chief Executive Officer and communicates the results of the review to the Chief Executive Officer. The Compensation and HR Committee establishes the evaluation process and determines the specific criteria on which the performance of the Chief Executive Officer is evaluated, and the full Board works with the Compensation and HR Committee and the Chief Executive Officer to review the succession plan for the Chief Executive Officer, including succession planning in the case of the incapacitation, retirement or removal of the Chief Executive Officer. Webster has engaged a firm with deep leadership expertise and extensive market knowledge to evaluate potential successor candidates and align on the most critical elements for our executive leaders, particularly as it relates to Webster’s future growth strategy. This process includes a holistic and robust assessment of both internal and external talent’s performance, potential, readiness and fit.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

Committees of the Board
The Board established six standing Committees: the Audit Committee, Risk Committee, Compensation and Human Resources Committee, Nominating and Corporate Governance Committee, Technology Committee, and Executive Committee.
The chart below summarizes the current composition of each of the standing Committees of the Board. Committee membership will change following the election of our nominees to our Board.

Committee	Ciulla	Atwell	Cahill	Haas	Hayles	Aboelnaga Kanaan	Mitchell	Morse	O’Tooleµ	Pettie	States	Whiston

Audit					✓ Chair		✓				✓	✓

Risk			✓	✓	✓				✓	✓ Chair	✓

Comp. and HR		✓		✓				✓ Chair		✓		✓

Nom. & Corp. Gov.		✓ Chair				✓		✓	✓

Technology			✓			✓ Chair	✓				✓

Executive	✓ Chair	✓			✓	✓		✓	✓	✓

µ	Lead Independent Director	✓	Committee Member
The Committee Charters adopted by the Board can be found within the investor relations section of the Company’s website, as well as our Corporate Governance Policy, which includes our director qualification guidelines. Webster’s Committees also serve as joint Committees for Webster Bank.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

AUDIT COMMITTEE

E. Carol Hayles, Chair	Overview

Other Current Members
Maureen B. Mitchell
Lauren C. States
William E. Whiston
Number of Meetings in
2024: 8
Independence
Each member of the Audit Committee meets the independence requirements of applicable law, the NYSE, and Webster’s Corporate Governance Policy.
Financial Experts on Audit Committee
The Board determined that each member of the Audit Committee is financially literate and, except for Ms. States, each member is an “audit committee financial expert” (as defined by the SEC) and has accounting or related financial management expertise as required by the NYSE.

The Audit Committee oversees our financial reporting process, system of internal financial and accounting controls, audit process, and compliance with applicable laws and regulations. The Audit Committee also consults with management, independent accountants and the internal auditors on, among other items, matters related to the annual audit and financial reporting, internal controls, and the accounting principles applied. The Audit Committee recommends the appointment of an independent registered public accounting firm (“Independent Accountants”) and is responsible for the oversight of such firm.
The Audit Committee Charter includes the policies and procedures established by the Audit Committee and approved by the Board for the pre-approval of all services provided by our Independent Accountants (as described on page 54 of this Proxy Statement).
The Audit Committee’s Report is included on page 55 of this Proxy Statement.
The Primary Functions of this Committee Include:
•Assisting the Board in fulfilling its oversight responsibilities by reviewing: (i) our financial reports, other financial information and material disclosures; (ii) our systems of internal controls regarding finance, accounting, reporting, legal, compliance and ethics that management and the Board established; (iii) our compliance with legal and regulatory requirements and Webster’s auditing, accounting and financial reporting processes generally; and (iv) the qualifications and independence of our Independent Accountants.
•Serving as an independent and objective party to review our financial reporting process and internal control system in all areas in the reporting period reviewed requiring materiality judgements and estimates, including the allowance for credit losses;
•Overseeing, reviewing, and appraising the audit efforts of our Independent Accountants and internal audit department;
•Providing an open avenue of communication among the Independent Accountants, financial and senior management, the internal audit department, and the Board;
•Reviewing the report from the Independent Accountants;
•Approving or recommending changes to management’s procedures and reporting over the hiring of employees or former employees of the Independent Accountants;
•Pre-approving all audit and non-audit services provided by the Independent Accountants;
•Evaluating the performance of the Independent Accountants and making recommendations to the Board regarding their selection, appointment, replacement or termination;
•Reviewing and discussing legal matters with the General Counsel that may have a material impact on the financial statements, and any material reports or inquiries received from regulators or governmental agencies;
•Reviewing updates from the Independent Accountants on Critical Audit Matters;
•Reviewing our audited annual financial statements, our Independent Accountant’s opinion, and our quarterly financial statements, including management’s discussion and analysis of financial condition and results of operations;
•Reviewing any issues regarding the quality and integrity of our financial statements and any issues regarding the internal audit function with the Board;
•Reviewing activities, action plans, organizational structure, staffing and qualifications of our internal audit department, and reviewing and approving the appointment, replacement, performance and compensation of our Chief Audit Executive;
•Reviewing and approving the annual audit plan;
•Reviewing and overseeing the execution of the Sarbanes-Oxley Program;
•Approving our significant Board-level accounting policies and Disclosure Committee Charter; and
•Reviewing regulatory examination findings with respect to financial reporting matters and discussing material issues with management, the Chief Audit Executive, and our Independent Accountants.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

RISK COMMITTEE

Mark Pettie, Chair	Overview

Other Current Members
John P. Cahill
William D. Haas
E. Carol Hayles
Richard O’Toole
Lauren C. States

Number of Meetings in
2024: 6
Independence
In accordance with Webster’s Risk Committee Charter, each member of the Risk Committee meets the independence requirements of applicable law, the NYSE, and Webster’s Corporate Governance Policy.

Experience Managing Risk Exposures
In accordance with Regulation YY, the Board determined that Mr. Haas has experience in identifying, assessing, and managing risk exposures of large, complex financial institutions.

The Risk Committee assists the Board in fulfilling its oversight responsibilities regarding our enterprise risk management program and effectively challenging the Company’s (i) risk appetite and alignment with strategy, (ii) risk management culture, and (iii) key enterprise risks: credit, financial, operational, compliance, information, strategic, and reputational.
The Primary Functions of this Committee Include:
•Approving the hiring, termination, and compensation for the Chief Risk Executives (Chief Risk Officer and Chief Credit Risk Officer);
•Establishing and overseeing a risk appetite strategy and monitoring alignment of appetite with corporate strategy, including our risk appetite statement as recommended by the Enterprise Risk Management Committee (“ERMC”), and the Risk Management Strategic Plan;
•Monitoring the corporate risk profile and reviewing the impact of merger, acquisition and divestiture activities on the risk profile and risk appetite;
•Overseeing our risk management structure, practices, and safe and sound risk culture, including reviewing the Risk Governance Framework and recommending approval to the Board, and reviewing and approving significant policies;
•Approving response plans for breaches of risk metric tolerances as recommended by the ERMC;
•Understanding the Company’s exposure to key enterprise risks and the maturity and effectiveness of the programs to manage these risks, including reviewing risk reports and risk assessment results on top enterprise risks, their impact on the overall risk profile, and response plans to ensure alignment with established risk appetite;
•Reviewing reports on operational risks, credit risks and financial risks and the impact of these risks on the operational risk profile, credit risk strategy and profile, and financial risk strategy and profile to ensure alignment with established risk appetite and limits;
•Reviewing reports on the quality and strength of operational risk management programs, compliance risk management programs, the reputational risk management program, the strategic risk management program, information risk management programs, credit risk management programs, and financial risk management programs, and on any examination ratings and any significant open issues for these programs, including any key elements of laws and regulations with heightened compliance risk standards and any risk assessment and risk management of operational risks associated with technology, cybersecurity, information technology, and information security;
•Reviewing reports on significant legal matters including active and pending litigation deemed to present material risk and any mitigation actions;
•Overseeing the Third-Party Risk Management Committee and approval of contracts for critical third-party service providers as recommended by the ERMC;
•Overseeing and reviewing reports from the Information Risk Committee on the development, deployment, and acceptable use of artificial intelligence; and
•Reviewing and overseeing any risks and reports related to compliance with the OCC’s Heightened Standards requirements.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Laurence C. Morse, Chair	Overview

Other Current Members
William L. Atwell
William D. Haas
Mark Pettie
William E. Whiston
Number of Meetings in
2024: 5
Independence
Each member of the Compensation and Human Resources Committee meets the independence requirements of applicable law, the NYSE, and Webster’s Corporate Governance Policy.
Compensation and Human Resources Committee Interlocks and Insider Participation
There were no Compensation and Human Resources Committee interlocks or insider (employee) participation during 2024.

Our Compensation and Human Resources Committee oversees compensation and benefits matters, and reviews and approves the compensation and benefit policies, plans and programs for our Chairman of the Board and Chief Executive Officer, most other executive officers and non-employee directors.
The Compensation and Human Resources Committee’s Report is included on page 50 of this Proxy Statement.
The Primary Functions of this Committee Include:
•Evaluating the Chief Executive Officer’s performance to determine and approve the Chief Executive Officer’s compensation level;
•Making annual recommendations to the Board regarding the content of the annual performance evaluation for our Chief Executive Officer, and reviewing performance evaluations for our executive officers;
•Making recommendations to the Board regarding any employment agreement, retention, severance, executive benefits, executive perquisites, change-in-control agreements and non-compete agreements, as applicable, for the Chief Executive Officer;
•Annually reviewing recommendations from the Chief Executive Officer for base salaries and approving the compensation and benefits for our executive officers, other than our Chief Risk Executives and Chief Audit Executive, which are approved by the Risk Committee and Audit Committee, respectively;
•Reviewing annual performance evaluations for our executive officers;
•Reviewing and approving any employment agreement, retention, severance, change-in-control agreements, executive benefits, executive perquisites, non-compete agreements or non-solicitation agreements, as applicable, for our executive officers;
•Reviewing and approving long-term incentive equity awards pools and performance award funding, other than as delegated to the Chief Executive Officer by the Board, and approving our annual short-term incentive plan;
•Making recommendations to the Board with respect to the adoption of our long-term (equity-based) incentive plans, retirement plans, and any other employee benefit plans;
•Conducting a risk-assessment of all incentive compensation plans;
•Reviewing risk considerations for financial incentives for each executive officer;
•Overseeing regulatory compliance with respect to compensation matters;
•Reviewing the Talent Management and Succession Planning processes, particularly relating to Chief Executive Officer and executive officer positions, to ensure that there is a pool of qualified candidates to fill key leadership positions;
•Reviewing the Learning and Development strategy and providing updates on key activities and programs.
•Assisting the Board in overseeing the development, implementation, and effectiveness of our strategies and policies regarding human resource matters;
•Reviewing our compensation philosophy with respect to salaries and other compensation for the executive officers, which considers business and financial objectives, compensation provided by comparable companies and such other information as deemed appropriate;
•Reviewing and discussing our Compensation Discussion and Analysis prepared by management and recommending approval to the Board for inclusion in the annual proxy statement;
•Reviewing and making recommendations to the Board with respect to non-employee director compensation;
•Reviewing and approving our stock ownership guidelines for employees and non-employee directors;
•Overseeing our compensation recoupment, or “claw-back”, policies; and
•Annually reviewing and, when appropriate, revising our peer group of companies used for comparative compensation purposes.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

William L. Atwell, Chair	Overview

Other Current Members
Mona Aboelnaga Kanaan
Laurence C. Morse
Richard O’Toole

Number of Meetings in
2024: 5
Independence
Each member of the Nominating and Corporate Governance Committee meets the independence requirements of applicable law, the NYSE, and Webster’s Corporate Governance Policy.

Our Nominating and Corporate Governance Committee has overall responsibility for recommending our corporate governance process and Board operations. The Nominating and Corporate Governance Committee identifies and recommends director nominees for the annual meeting of stockholders, reviews the qualifications and independence of each director nominee, reviews the structure and composition of the Board and Committees, provides oversight of corporate governance issues, recommends director nominees to fill vacancies on the Board and for approval by the Board and stockholders, and oversees certain Board and corporate governance policies and procedures.
The Primary Functions of this Committee Include:
•Identifying and evaluating potential candidates for nomination as directors on an ongoing basis;
•Making recommendations to the Board concerning the number of directors and slate of nominees to be elected at our annual meeting of stockholders;
•Making recommendations to the Board for the standards for determining director independence;
•Reviewing the qualifications and independence of the members of the Board and its Committees and making recommendations regarding changes in the composition or size of the Board and the Committees;
•Making recommendations to the Board regarding changes to Committee functions;
•Making recommendations to the Board for our Lead Independent Director, Chairman of the Board, and Chair for each Committee, and reviewing the duties and responsibilities of each;
•Reviewing and assessing the adequacy of the Company’s Corporate Governance Policy and recommending proposed changes to the Board for approval;
•Reviewing the Code of Business Conduct and Ethics policy and recommending proposed changes to the Board for approval;
•Making recommendations to the Board for approval of the annual self-assessment process of the Board and its Committees;
•Monitoring the orientation and continuing education programs for directors;
•Reviewing and making recommendations to the Board regarding stockholder recommendations for director candidates and stockholder proposals;
•Reviewing and approving any board positions with any nonaffiliated public company (or subsidiary thereof) held by any of our directors or executive officers;
•Overseeing the Company’s and our directors’ engagement with institutional stockholders, proxy advisors and other interested parties;
•Recommending corporate governance processes and Board operations;
•Serving as a resource in providing supervision and assessing feedback on corporate governance issues and related matters; and
•Recommending director nominees to fill vacancies on the Board and for approval by the Board and stockholders.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

TECHNOLOGY COMMITTEE

Mona Aboelnaga Kanaan, Chair	Overview

Other Current Members
John P. Cahill
Maureen B. Mitchell
Lauren C. States
Number of Meetings in
2024: 4
Independence
Each member of the Technology Committee meets the independence requirements of applicable law and the NYSE.

Our Technology Committee assists the Board in fulfilling its oversight responsibilities with respect to the overall role of technology in executing our business strategy. The Technology Committee is responsible for reviewing and approving our technology strategy, major technology investments, operational performance, cybersecurity, data privacy and technology trends that enable our strategic plan and assisting the Board and the Risk Committee with reviewing technology risks.
The Primary Functions of this Committee Include:
•Reviewing the Company’s technology strategic plan and significant initiatives;
•Assisting the Board in identifying and understanding new and emerging technology issues, trends, opportunities and threats that may impact Webster’s overall business strategy and competitiveness;
•Reviewing and making recommendations regarding significant technology expenditures and investments in support of our overall technology strategy;
•Receiving reports on relevant metrics regarding our technology operations such as software development performance, technology architecture, data management, cybersecurity and significant technology investments;
•Reviewing significant risk management reports and findings of regulators and independent external auditors related to technology risks, including management’s remediation plans and progress against such plans;
•Reviewing and monitoring our culture and talent strategy related to technological and digital transformation;
•Authorizing relationships and material contract changes for “Critical Service Providers”;
•Reviewing technology aspects of significant business developments and acquisition opportunities;
•Assisting the Risk Committee with reviewing and overseeing risks related to cybersecurity and the development, deployment, and acceptable use of artificial intelligence; and
•Overseeing the role of technology in executing our business strategy.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

EXECUTIVE COMMITTEE

John R. Ciulla, Chair	Overview

Other Current Members
William Atwell
E. Carol Hayles
Mona Aboelnaga Kanaan
Laurence C. Morse
Richard O’Toole
Mark Pettie
Number of Meetings in
2024: 1
Independence
Each member of the Executive Committee, except for Mr. Ciulla (our Chief Executive Officer), meets the independence standards under the NYSE in accordance with Webster’s Corporate Governance Policy.

Our Executive Committee has and exercises all the authority of the Board of Webster when the Board is not in session except to the extent such authority is limited by the resolution appointing the Executive Committee and with respect to specific actions as detailed within the Bylaws.
The Primary Functions of this Committee Include:
•Serving as an ad hoc committee, as needed;
•Overseeing the impact of risks associated with mergers, acquisitions, and divestitures on our risk profile and established risk appetite;
•Reviewing mergers and acquisitions transactions and recommending the same to the full Board for approval;
•Reviewing our mergers, acquisitions and divestitures policy;
•Reviewing Webster’s corporate insurance program; and
•Reviewing Webster’s Strategic Planning Policy and assisting the Board with oversight of the same.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

Selection and Recruitment of Directors
The Board believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. Directors should also have an objective perspective and practical wisdom and should be willing and able to devote the required amount of time to Webster’s business. Webster also endeavors to have a Board composed of directors with diverse experience in business and in areas that are relevant to the Company, including depth and breadth of business and civic experience in leadership positions. The Board and the Nominating and Corporate Governance Committee consider a potential director’s ties to Webster’s markets in order to ensure broad representation reflective of the markets served. The Board and the Nominating and Corporate Governance Committee also consider a potential director’s independence from management, skill, knowledge, broad business judgment, relevant specific industry experience, integrity, and reputation. The Board and the Nominating and Corporate Governance Committee each annually review and assess the effectiveness of the Corporate Governance Policy.
When considering director candidates to recommend for nomination or re-election to the Board, the Nominating and Corporate Governance Committee compares the size of the Board to peer bank holding companies and other similarly sized public companies by market capitalization. When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others, and Webster has hired an independent search firm to help identify and evaluate potential director succession candidates. The Nominating and Corporate Governance Committee also regularly discusses the need for director refreshment. The Nominating and Corporate Governance Committee will review the qualifications and experience of each candidate and, if the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board. The Nominating and Corporate Governance Committee will also review and make recommendations to the Board regarding stockholder recommendations for director candidates.
Majority Voting for Directors
Our Bylaws provide that in uncontested elections, directors will be elected by majority of the votes cast, meaning that the number of shares voted “for” that individual’s election must exceed the number of votes cast “against” that individual’s election.
Any incumbent director who is nominated for election by the Board or a Committee thereof, as a condition to such nomination, must submit a conditional and, in the case of an uncontested election, irrevocable letter of resignation to the Chairman of the Board. If the incumbent director is not elected, the Nominating and Corporate Governance Committee will consider the conditional resignation of such nominee and make a recommendation to the Board on whether to accept or reject the conditional resignation, or whether other action should be taken.
In making this recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members. These factors may include the underlying reasons why stockholders voted against the director (if ascertainable), the length of service and particular qualifications of the director whose resignation has been tendered, the director’s contributions to Webster, whether by accepting the resignation Webster will no longer be in compliance with any applicable law, rule, regulation, or governing document, and whether accepting the resignation is in the best interest of Webster and our stockholders. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors the Board believes to be relevant. We will promptly publicly disclose the Board’s decision and process in a report filed with or furnished to the SEC.
Annual Board and Committee Self-Assessments
Each year, the Board and each Committee undergoes a self-assessment process to evaluate performance of the Board and each Committee. As part of the evaluation process, the self-assessment addresses Board and Committee efficiency, effectiveness of Board composition and governance and Board and Committee dynamics and culture. The information learned through this process is utilized in part when considering outside director candidates. The Nominating and Corporate Governance Committee oversees the self-assessment process to assist in determining whether the Board and its Committees are functioning effectively.
Our Board and Committee self-assessments address topics such as the following:
•Board and Committee efficiency and overall effectiveness of Board composition and governance;
•Director’s access to and interactions with members of management;
•Board leadership structure, including effectiveness of the Lead Independent Director;
•Quality of Board and Committee discussions;
•Board and Committee dynamics and culture;
•Quality, scope, and timeliness of information provided to the Board;
•Quality of information provided regarding, and the Board’s role in overseeing, Webster’s strategic planning, risk management, and related matters; and
•OCC Heightened Standards requirements, including questions on the effectiveness of Webster’s risk governance framework, active oversight of management, the exercise of independent judgment by the Board and each Committee, inclusion of independent directors and ongoing training to all directors.
In addition to participating in the annual Board and Committee evaluation process, directors are encouraged to raise any topics related to Board and Committee performance and effectiveness, or any other matter, at any time with the Lead Independent Director, the Chair of the Nominating and Corporate Governance Committee, the Chair of another applicable Committee, the Chairman of the Board and Chief Executive Officer or the Board as a whole, as appropriate.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

Procedure for Directly Contacting the Board
Any stockholder or other interested party may directly contact the Board (including the Board’s non-management or independent directors as a group) by writing addressed to:
Lead Independent Director of the Board of Directors
Webster Financial Corporation
200 Elm Street, Stamford, CT 06902
The Lead Independent Director of the Board will send all appropriate communications to the full Board.

Webster Financial Corporation	BOARD MEETINGS, COMMITTEES OF THE BOARD AND RELATED MATTERS

Non-Employee Director Compensation and Stock Ownership Guidelines
COMPENSATION OF DIRECTORS
The following table summarizes the compensation paid to Webster’s non-employee directors during 2024. In 2024, Mr. Ciulla, as an employee director of Webster did not receive any additional compensation for serving as a director or Committee member of Webster or its subsidiaries. Webster does not issue option awards, and no non-employee directors have any option awards outstanding. Except as described below, no other compensation was paid to any such director.

	Director Compensation for Service During 2024
Name	Fees (Cash)($)(1)	Stock Awards($)(2)	All Other Compensation($)(3)	Total($)
William L. Atwell	119,583	113,804	4,154	237,541
John P. Cahill	110,625	113,804	4,154	228,583
William D. Haas(4)	58,750	98,079	2,458	159,287
E. Carol Hayles	138,125	113,804	4,154	256,083
Linda H. Ianieri(5)	30,000	—	1,155	31,155
Mona Aboelnaga Kanaan	121,250	113,804	4,154	239,208
James J. Landy(5)	30,000	—	1,155	31,155
Maureen B. Mitchell	112,500	113,804	4,154	230,458
Laurence C. Morse	121,250	113,804	4,154	239,208
Karen R. Osar(5)	30,000	—	1,155	31,155
Richard O’Toole	149,375	113,804	4,154	267,333
Mark Pettie	131,250	113,804	4,154	249,208
Lauren C. States	121,875	113,804	4,154	239,833
William E. Whiston	112,500	113,804	4,154	230,458
(1)Includes Board and Committee retainers paid in 2024.
(2)The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair market value of the restricted stock awarded on April 24, 2024 was $45.54 per share based on the closing price of the Company’s common stock on the date of the grant (2,499 shares were granted to each director). The fair market value of the restricted stock awarded on July 15, 2024 was $47.89 per share based on the closing price of the Company’s common stock on the date of the grant (2,048 shares were granted to Mr. Haas). All shares of restricted stock vest after one year and have a two-year holding period following the vesting period.
(3)Reflects the dollar amount of dividends paid on unvested shares of restricted stock for the fiscal year ended December 31, 2024.
(4)Reflects the pro-rated amount of non-employee director compensation received by Mr. Haas following his appointment to the Board on July 15, 2024.
(5)Reflects the pro-rated amount of non-employee director compensation received by Ms. Ianieri, Mr. Landy and Ms. Osar from January 1, 2024 until April 24, 2024.
Webster uses a combination of cash and shares of restricted stock to attract and retain qualified candidates to serve on the Board. Webster’s Compensation and HR Committee annually reviews its director compensation program to ensure the program is competitive relative to our peer group (as described in “Compensation Discussion and Analysis” below) and recommends to the Board any necessary changes in fees. Webster engages an independent compensation consultant, Compensation Advisory Partners LLC (“CAP”), to offer market perspectives on the compensation of Webster’s non-employee directors, including providing information on the director compensation programs of Webster’s peer group. The Corporate Governance Policy also establishes director qualification guidelines for potential directors to closely align directors’ interests with those of Webster’s stockholders.
For 2024, the Compensation and HR Committee recommended and the Board approved an annual Board member retainer of $95,000, paid quarterly and an annual equity award in the amount of $115,000, with shares determined based on the ten-day average closing price of common stock prior to the date of grant.
Further, for 2024, the additional annual retainer for the Lead Independent Director was $45,000. The annual retainers for the Committee Chairs in 2024 were $35,000 for the Audit Committee Chair, $30,000 for the Risk Committee Chair, and $20,000 for each of the Compensation and HR Committee, Nominating and Corporate Governance Committee, and Technology Committee Chairs. The annual retainers for non-Chair Committee members in 2024 were $15,000 for the Audit Committee, $12,500 for the Risk Committee, and $10,000 for each of the Compensation and HR Committee, Nominating and Corporate Governance Committee, and Technology Committee.
Webster continues to reimburse directors for reasonable travel expenses incurred in connection with attending Board meetings and our director education program.
STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS
The Webster stock ownership guidelines require non-employee directors to own Webster common stock with a market value equal to that of five times the annual board member cash retainer (or $475,000 for 2024 and 2025 following the Annual Meeting). Non-employee directors who do not meet the guidelines agree to hold all long-term incentives, which include vested shares of restricted shares (net of exercise price and taxes), until they achieve the required ownership threshold of Webster common stock.
Additionally, the 2021 Stock Incentive Plan, as amended on April 26, 2023, establishes a shareholder-approved annual limitation of $500,000 on the value of shares (determined on the date of the grant) granted to any non-employee director in a calendar year.

Webster Financial Corporation	EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
The following table sets forth information regarding the executive officers of Webster and Webster Bank. Executive officers are appointed annually by the Board. All ages are provided as of April 1, 2025.

Name	Age	Positions with Webster and Webster Bank, unless otherwise indicated below
John R. Ciulla	59	Chairman of the Board and Chief Executive Officer of Webster and Chairman, President and Chief Executive Officer of Webster Bank
Neal Holland[2]	47	Chief Financial Officer
Luis Massiani	48	President and Chief Operating Officer of Webster and Chief Operating Officer of Webster Bank
Christopher J. Motl	54	President of Commercial Banking
Kristy Berner	50	General Counsel and Corporate Secretary
Daniel H. Bley	56	Chief Risk Officer
Elzbieta Cieslik	63	Chief Audit Officer
Javier L. Evans	63	Chief Human Resources Officer
James Griffin	48	Head of Consumer Banking
Benjamin Krynick	40	Head of Bank Operations
Vikram Nafde	49	Chief Information Officer
Jason Soto	51	Chief Credit Officer
Marissa Weidner	48	Chief Corporate Responsibility Officer
Charles L. Wilkins	63	Head of HSA Bank
Provided below is biographical information for each of Webster’s executive officers other than Mr. Ciulla. For information regarding Mr. Ciulla, see “Election of Directors — Director Nominees.”

NEAL HOLLAND Chief Financial Officer
Mr. Holland, age 47, serves as Chief Financial Officer of Webster and Webster Bank since joining in July 2024. Mr. Holland has over 20 years of strategic and financial experience, including most recently serving as the Chief Financial Officer of First Republic Bank from November 2022 until May 2023. In addition, he served as the Chief Financial Officer of MUFG Union Bank, N.A. and MUFG Americas Holding Corporation from 2020 until 2022, and held other senior level operating roles at MUFG and Countrywide Financial throughout his career.

LUIS MASSIANI President and Chief Operating Officer of Webster and Chief Operating Officer of Webster Bank	Mr. Massiani, age 48, serves as President and Chief Operating Officer of Webster and the Chief Operating Officer of Webster Bank. He was President of Sterling National Bank and Chief Operating Officer of Sterling Bancorp from January 2021 until the completion of the merger of Webster and Sterling in January 2022. He served as a Sterling Bancorp Senior Executive Vice President since October 2014, and Chief Financial Officer from October 2013 to March 1, 2021. Prior to the combination with Sterling in October 2013, Mr. Massiani was Executive Vice President and Chief Financial Officer at Provident NY Bancorp and Provident Bank. Mr. Massiani also serves as a director for Street 2 Street, a nonprofit organization that focuses on the personal development and mentoring of kids through sports, and serves on the Board and as a member of the Executive Committee of the Westchester County Association.

CHRISTOPHER J. MOTL President of Commercial Banking	Mr. Motl, age 54, serves as President of Commercial Banking of Webster and Webster Bank. He joined Webster in 2004 and was responsible for establishing and growing the Sponsor and Specialty Banking Group and, prior to his current position, served as Executive Vice President and Director of Middle Market Banking. Prior to joining Webster, Mr. Motl worked at CoBank, where he was Vice President and Relationship Manager. Mr. Motl is on the board of the Connecticut Bankers Association and the Travelers Championship.

2 Mr. Holland’s full legal name is William Neal Holland.

Webster Financial Corporation	EXECUTIVE OFFICERS

KRISTY BERNER General Counsel and Corporate Secretary	Ms. Berner, age 50, serves as the General Counsel and Corporate Secretary of Webster and Webster Bank. Prior to joining Webster, she most recently served as Executive Vice President, Deputy General Counsel and Assistant Corporate Secretary at M&T Bank Corporation. Prior to joining M&T, Ms. Berner was the General Counsel and Corporate Secretary at both People’s United Bank and First Niagara Bank, as well as the Deputy General Counsel at KeyBank.

DANIEL H. BLEY Chief Risk Officer	Mr. Bley, age 56, serves as Chief Risk Officer of Webster and Webster Bank. He joined Webster in 2010. Mr. Bley currently serves on the Board of Directors and Audit Committee of Junior Achievement of New York.

ELZBIETA CIESLIK Chief Audit Officer	Ms. Cieslik, age 63, serves as the Chief Audit Officer of Webster and Webster Bank since joining Webster in 2012. Ms. Cieslik leads the bank’s internal audit function, providing independent assurance and insight to the Board, Audit Committee, and executive management regarding Webster Bank’s governance, risk management, and internal control environment. Prior to joining Webster, she served as a Global Director of Internal Audit at GFI Group Inc. and a Vice President and Senior Audit Manager at JP Morgan Chase. Ms. Cieslik was the founding member of Webster Women’s Initiative Network (WWN) in 2016 and currently serves as Executive Sponsor. She also serves as a director and member of the Board and Finance Committee for Connecticut Community Care.

JAVIER L. EVANS Chief Human Resources Officer	Mr. Evans, age 63, serves as the Chief Human Resources Officer of Webster and Webster Bank. He previously served as Executive Vice President, Chief Business Operations and Services Officer for Sterling and Sterling National Bank from 2021 until the completion of the merger of Webster and Sterling in January 2022, and as Chief Human Resources Officer of Sterling and Sterling National Bank from 2017 to 2021. Mr. Evans joined Sterling National Bank in conjunction with the 2017 merger of Sterling National Bank with Astoria Bank, where Mr. Evans served as Senior Vice President of Human Resources.

JAMES GRIFFIN Head of Consumer Banking	Mr. Griffin, age 48, serves as Head of Consumer Banking at Webster Bank since 2022. He is responsible for Webster Bank’s consumer banking strategy, consumer network, digital banking, Brio Direct, residential lending, business banking and consumer products. Mr. Griffin previously served as Executive Managing Director, Head of Consumer & Business Banking at Sterling National Bank from 2020 to 2022. Prior to joining Sterling, he served as Director of Branch Banking for Astoria Bank, where he held various leadership positions including Director of Strategy and Planning for the Retail Banking Group. Mr. Griffin is a member of the Long Island Advisory Board for Junior Achievement.

BENJAMIN KRYNICK Head of Bank Operations	Mr. Krynick, age 40, serves as the Head of Bank Operations since January 2024. In his role, Mr. Krynick is responsible for managing all bank operations for Commercial and Consumer Banking, including loan, deposit and payment operations and the Client Contact Centers. Prior to this role, he served as Senior Managing Director, Corporate Strategy and in other roles in Corporate Strategy since 2015, and was responsible for facilitating long-range planning, organizational design, performance and accountability, corporate development activities and various large scale strategic and technology projects throughout the enterprise.

Webster Financial Corporation	EXECUTIVE OFFICERS

VIKRAM NAFDE Chief Information Officer	Mr. Nafde, age 49, serves as Chief Information Officer of Webster Bank. He is responsible for the strategy and execution of all of Webster’s technology, including business applications, software engineering, platforms, data, architecture, agility, infrastructure, tech innovation, artificial intelligence, and cybersecurity. Mr. Nafde previously served as Senior Vice President, Head of Software Engineering, Digital Delivery and Agility at Webster from 2020 to 2022.

JASON SOTO Chief Credit Officer	Mr. Soto, age 51, serves as Chief Credit Officer of Webster and Webster Bank. Mr. Soto previously served as a Senior Vice President and Senior Credit Executive at Webster from 2015 to 2018, where he oversaw commercial and industrial lending, including Sponsor Finance, and advanced our credit strategy and risk governance program. Mr. Soto serves on the board of Families First, a Watertown, MA-based nonprofit focused on early childhood parent education.

MARISSA WEIDNER Chief Corporate Responsibility Officer	Ms. Weidner, age 48, serves as the Chief Corporate Responsibility Officer for Webster and Webster Bank since 2022. Ms. Weidner previously served as Chief Human Resources Officer and Chief Strategic Initiatives Officer at Sterling National Bank from 2019 until 2022. Prior to joining Sterling, she served as President of the Westchester County Association and as Vice President of the Hudson Valley Economic Development Corporation. Ms. Weidner serves on the Board of Directors for the College of Westchester’s Charitable Foundation, Junior Achievement of Greater Fairfield County, and the Women’s Business Development Council.

CHARLES L. WILKINS Head of HSA Bank	Mr. Wilkins, age 63, joined Webster in 2014 and serves as Head of HSA Bank. Prior to joining Webster, he was President of his own consulting practice specializing in healthcare and financial services from 2012 through 2013. Mr. Wilkins serves on the Board of Career Resources, Inc. a renowned nonprofit organization specializing in workforce development throughout Connecticut.

Webster Financial Corporation	EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
Introduction
The CD&A discusses in detail the 2024 executive compensation program for the Company’s Chairman & Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executives (collectively, our “NEOs”). The Company’s previous Executive Chairman, Jack Kopnisky, retired on January 31, 2024. Additionally, the Company was served by two Chief Financial Officers in 2024, as Glenn MacInnes transitioned to a non-executive advisory role and William Neal Holland was named his successor. Therefore our NEOs for 2024 were:
•John R. Ciulla, Chairman of the Board and Chief Executive Officer
•Glenn I. MacInnes, EMD, Senior Advisor (previously Chief Financial Officer)
•Neal Holland, Chief Financial Officer
•Luis Massiani, President and Chief Operating Officer
•Christopher J. Motl, President of Commercial Banking
•Kristy Berner, General Counsel and Corporate Secretary
•Jack Kopnisky, Executive Chairman (retired)
Mr. Ciulla assumed the title of Chairman of the Board on February 1, 2024 following the retirement of Mr. Kopnisky. Mr. Massiani was also promoted to President and Chief Operating Officer of Webster on February 1, 2024, as his scope of responsibilities expanded to include oversight of HSA Bank, and the acquisition and management of Ametros.
During 2024, Webster leadership and the Compensation and HR Committee planned for and executed several executive role changes, including the transition of the Chief Financial Officer role from Mr. MacInnes to Mr. Holland.
Additionally, Webster leadership and the Compensation and HR Committee continued to execute decisions to strengthen our executive compensation governance. The Compensation and HR Committee:
•approved a new compensation peer group to reflect our peers following the regional bank failures in 2023 and related asset acquisitions and to continue to position Webster at the median in terms of asset size
•reviewed and approved an updated Compensation and HR Committee charter that reflects the Committee’s expanded role in providing oversight on Human Resources matters and is consistent with other Webster governance documents
•approved 2024 target pay for all executives, considering compensation for the new peer group and other factors
•reviewed director compensation to ensure continued alignment with market practices
•monitored the performance of Webster’s incentive compensation plans, including the risk assessments for each plan
Financial Performance Summary - In 2024, Webster delivered strong financial and operating performance during a continued challenging period for the banking industry. While financial results were lower than target, Webster performed in the top quartile of our peer group in terms of pre-provision net revenue (“PPNR”) and return on average assets (“ROAA”). As a result, annual Cash Incentive Awards were funded at 95% of target, as described below in “Annual Cash Incentive Scoring – Results.”
Highlights of 2024 performance include:
•Total revenue of $2.6 billion ($2,590 million)
•Net income of $768.7 million
•Net income available to common stockholders of $752.1 million
•Adjusted PPNR of $1.4 billion ($1,415 million); PPNR of $1.2 billion ($1,239 million)3
•Adjusted ROAA of 1.23% (GAAP ROAA = 1.00%)4
•Adjusted Return on average stockholders’ equity (“ROE”) of 10.54% (GAAP ROE = 8.62%)5
The Company also executed several other strategic corporate actions, which included Webster Bank’s completion of the acquisition of Ametros Financial Corp., in January 2024, and in July 2024, the Company entered an agreement to form a private credit joint venture with Marathon Asset Management. These actions aligned with our strategy, provided a diverse source of deposits, and strengthened our ability to provide financing to middle market companies.
2024 Say-on-Pay Vote - Annually, Webster presents to its stockholders an advisory resolution to approve the compensation of Webster’s NEOs. Approximately 98% of the shares of Webster common stock that were voted on the proposal at last year’s annual meeting of stockholders, held on April 24, 2024, voted for the approval of the compensation of the NEOs. The Compensation and HR Committee considers the outcome of the vote when determining compensation policies and setting NEO compensation and believes that the results show strong support for Webster’s compensation policies and programs. Correspondingly, no changes in the overall structure of the compensation program were made in 2024.
3 PPNR and Adjusted PPNR are non-GAAP measures. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
4 Adjusted ROAA is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
5 Adjusted ROE is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.

Webster Financial Corporation	EXECUTIVE COMPENSATION

Objectives of Compensation Program
Webster’s executive compensation program is designed to attract, engage and retain qualified executives and to reward actions and results that the Compensation and HR Committee and Board believe will increase Webster’s financial performance and maximize long-term value and stockholder return. Special attention is given to ensuring that compensation plans do not encourage NEOs or other executives to take excessive risks.
Webster’s executive compensation program is performance-based and closely aligns total compensation with achievement of Webster’s financial and strategic goals. A meaningful portion of total compensation is variable and tied to future stockholder return, thereby rewarding NEOs and other executives for pursuing strategies that increase financial performance over time.
The compensation program has four primary objectives:
•Performance-Based - A majority of total compensation is designed to be variable based on the Company’s success in achieving established financial and strategic goals.
•Equity-Based - A meaningful portion of the total compensation opportunity is equity-based, creating a strong link between our NEOs’ compensation and stockholder return. Additionally, the majority of our NEOs’ equity compensation is performance-based and is dependent on absolute return on equity and relative total stockholder return (“TSR”) over a three-year period.
•Competitive - Total compensation opportunities should be competitive, thereby enabling Webster to attract, engage and retain highly qualified NEOs and other executive officers who will be motivated to achieve Webster’s financial and strategic goals.
•Safety and Soundness - Webster’s incentive compensation programs reward individual actions and behaviors supporting Webster’s mission, business strategies and performance-based culture and do not encourage excessive risk taking.
Compensation Best Practices
The Compensation and HR Committee regularly (and at least annually) reviews best practices in executive compensation and governance and endeavors to constantly enhance our policies and practices, which include the following:

What We Do	What We Don’t Do

✓Pay for Performance — A substantial portion of each NEO’s total compensation opportunity is in the form of variable pay, such that actual compensation is closely tied to financial performance and business results
×Incentivize excessive risk taking

✓Long-Term Incentives — Our long-term equity program is 60% performance-based, driving a pay for performance culture	×Provide excise tax gross-up provisions in any agreements with our NEOs

✓Stock Ownership Guidelines — We have robust stock ownership guidelines that are reviewed annually	×Allow hedging or pledging of shares

✓Alignment with Peers — We review at least annually the compensation of our executives against a relevant peer group	×Allow stock option repricing

✓Independent Compensation Consultant — We use an independent compensation consultant that reports directly to the Compensation and HR Committee	×Pay dividends on unvested performance shares until after shares are vested

✓Clawback Policy — In addition to the SEC/NYSE Clawback policy that applies only to executive officers, we have a “clawback” feature under which any bonus or incentive compensation (including equity) for executive officers and other employees is subject to recovery if based on criteria later shown to be materially inaccurate, without regard to whether the inaccuracy arose from any misconduct
×Count performance shares in our stock ownership guidelines until after the shares are vested

✓Annual Say-On-Pay Vote — We conduct an annual say-on-pay vote, the frequency selected by our stockholders	×Have single trigger Change-in-Control arrangements
Compensation Risk Assessment Disclosure
The Compensation and HR Committee discussed, evaluated, and approved compensation programs applicable to Webster’s NEOs and other employees and concluded that Webster’s compensation programs do not incentivize excessive risk taking by its NEOs or other employees. The Compensation and HR Committee furthermore concluded that the structure provides appropriate incentives to balance risk and reward, provides sufficient risk controls and aligns the interests of its employees with those of stockholders.
The following features of the compensation programs, agreements and organizational structure restrain risk taking to acceptable levels and strongly discourage the manipulation of earnings for personal gain:
•The “clawback” feature applicable to NEOs and other executive officers and employees encourages executives and other employees to maintain accurate books and records and comply with relevant accounting policies. Under the “clawback,” any bonus or incentive compensation (including equity) for employees is subject to recovery by Webster if such compensation is based on criteria that are later shown to be materially inaccurate, without regard to whether the inaccuracy arose from any misconduct. In addition, the SEC/NYSE Clawback policy is in place for all executive officers.
•The vesting elements of the equity awards align the interests of the executives with the long-term health of Webster, the quality of earnings, and the interests of stockholders.
•The programs include a mix of cash and equity awards, which support an appropriate balance of short-term and long-term risk and reward decision making. Equity awards include a performance element with a payout dependent upon achieving designated goals.

Webster Financial Corporation	EXECUTIVE COMPENSATION

•Strong governance structure, which includes key elements such as a code of conduct and ethics policy, various risk management and Board Committees, and annual risk management review processes with embedded risk controls and executive approvals.
•Risk function reports outside of the lines of business and the compensation of risk managers is not determined by the businesses they evaluate.
•Stock ownership requirements align executive officers with the interests of the stockholders.
•Strong independent internal credit oversight and quality controls.
•Shared accountability for incentive design, budget, and payout with oversight by the Incentive Compensation Oversight Committee and the Compensation and HR Committee with input from the Chief Risk Officer.
Role of the Compensation and Human Resources Committee
The Compensation and HR Committee consists of five members of the Board, each of whom is independent. The Chair of the Compensation and HR Committee reports on material Compensation and HR Committee actions at Board meetings.
The Compensation and HR Committee oversees and approves all changes to pay and compensation arrangements for the Executive Management Committee (“EMC”) members. The Compensation and HR Committee approves the base salary, the annual cash incentives, and long-term equity-based incentives (“LTI”) for the Chairman & Chief Executive Officer and approves the compensation recommended by the Chairman & Chief Executive Officer for Webster’s other NEOs, other than the Chief Risk Executives (Chief Risk Officer and Chief Credit Risk Officer) and the Chief Audit Executive, which are approved by the Risk Committee and the Audit Committee, respectively. Non-NEO members of the Executive Management Committee are also compensated under the same compensation programs and approved by the Compensation and HR Committee.
The Compensation and HR Committee annually reviews the Company’s peer group, assesses the risks in connection with all compensation programs to ensure executives are not encouraged or rewarded for taking excessive risks, approves the design and metrics for the annual cash and performance-equity plans, and reviews succession planning for key leadership positions. In addition, the Compensation and HR Committee reviews director compensation as compared to the Company’s peer group, the stock ownership guidelines for executives, the Compensation and HR Committee’s charter, and the “Compensation Discussion and Analysis” section of our annual proxy statement.
Setting 2024 Compensation
In February 2024, the Compensation and HR Committee reviewed all elements of compensation for the NEOs and approved the compensation structure. This structure is intended to provide NEOs with a compensation opportunity commensurate with persons with similar duties and responsibilities at other financial institutions of similar size. In determining levels of each of the NEO’s overall compensation, a meaningful portion of compensation is tied to financial and strategic performance. The Compensation and HR Committee also considers the qualifications and experience of the respective officer, Webster’s size and complexity of operations and, to a certain extent, the compensation paid to other employees of the Company. The Compensation and HR Committee uses external data as input for the Compensation and HR Committee’s analysis and to obtain a general understanding of current market compensation practices, rather than as strict rules for establishing compensation. Consequently, actual compensation received may vary from targeted compensation.
Compensation Consultant
The Compensation and HR Committee retained CAP as its independent compensation consultant. In carrying out its responsibilities, the Compensation and HR Committee engages CAP to offer market perspectives on annual pay, current executive and director compensation trends, and assess and advise regarding compensation programs currently in place at Webster. CAP also provides insight into regulatory issues affecting compensation. The Compensation and HR Committee has the authority to hire and terminate the independent compensation consultant and determine the nature and scope of the consultant’s assignments. The Compensation and HR Committee reviewed the work performed by CAP and, under SEC and NYSE regulations, determined that the work did not create a conflict of interest.
CAP provided the Compensation and HR Committee with insights relating to trends in executive compensation in the banking sector. At the direction of the Compensation and HR Committee, CAP reviewed all elements of compensation for the NEOs and other executive officers and made recommendations with regard to plan design. CAP also reviewed an analysis of Webster’s 2024 performance relative to peers and opined on management’s proposals to the Compensation and HR Committee regarding 2024 executive compensation. CAP attended all Compensation and HR Committee meetings and, in each meeting, had the opportunity to meet with the Compensation and HR Committee in executive session. The Compensation and HR Committee considers the independent compensation consultant’s perspective as part of its decision-making process. The Compensation and HR Committee communicates compensation decisions directly to management. The Compensation and HR Committee utilized market context and recommendations from CAP when determining the amount and form of compensation paid to Webster’s executive officers and directors for 2024.
Compensation Peer Group
Each year, the Compensation and HR Committee reviews the composition of the peer group with the assistance of CAP. The objective is to maintain a group of peer bank holding companies that individually and collectively represent suitable comparators for compensation-related analyses. Suitability is defined using a number of factors including size, scope, business mix and geographic focus. Size and scope measures include total assets, market capitalization and number of branches. Business mix is reflected by an analysis of loan composition (consumer, real estate, commercial and construction). Banks with a geographic focus outside the continental United States are excluded regardless of the appropriateness of their scope and business mix.
In October 2023, the Compensation and HR Committee reviewed the then current 18-company peer group and CAP’s suggested changes. Events in the banking industry in 2023 resulted in the removal of Signature Bank and PacWest from our peer group. After a robust discussion, the Compensation and HR Committee chose the final 16 companies listed below because of their similar size and business model to Webster.

Webster Financial Corporation	EXECUTIVE COMPENSATION

2024 COMPENSATION PEER GROUP (THE “PEER GROUP”)[1]

Company	Total Assets (in Millions)
First Citizens Bancshares Inc	$209,502
M&T Bank Corporation	$207,672
Huntington Bancshares Inc	$188,505
Regions Financial Corp	$155,656
New York Community Bancorp (now Flagstar Financial Inc)	$118,796
Comerica Incorporated	$90,761
Zions Bancorporation	$87,230
First Horizon Corp	$85,701
Western Alliance Bancorporation	$68,160
Valley National Bancorp	$61,704
Synovus Financial Corp	$60,656
Wintrust Financial Corporation	$54,286
BOK Financial Corporation	$49,238
Cullen/Frost Bankers Inc	$48,597
Old National Bancorp	$48,497
F.N.B. Corporation	$38,337
75th Percentile	$118,796
Median	$68,160
25th Percentile	$49,238
Webster	$74,038
Percent Rank	52%
1Total assets as of Q2 2023, provided by CAP
The Compensation and HR Committee uses a combination of proxy information from the peer group and available relevant market compensation survey data for U.S. regional banks to annually review the compensation of Webster’s NEOs relative to comparable positions. The Compensation and HR Committee may also use comparisons to the peer group to consider other market practices relevant to the scope of the NEOs’ responsibilities. This may include, for example, change in control provisions and stock ownership guidelines. The Compensation and HR Committee also uses the peer group for relative performance comparisons under our annual and LTI plans and when reviewing competitive pay levels and practices for the Company’s directors and other executives.
In 2024, the Compensation and HR Committee considered compensation data from the peer group, along with available market compensation survey data. This data was presented by CAP and contributed to an assessment of the competitiveness of actual and target pay for Webster’s NEOs.
Elements of 2024 Compensation
Webster’s compensation program has three basic elements: base salary, annual cash incentive and LTI. We provide our NEOs with a base salary to compensate them for services rendered during the fiscal year. The purpose of the base salary is to reflect job responsibilities, value to us and competitiveness of the market. The annual cash incentive rewards current year performance, while the LTI aligns the NEOs’ incentives with the long-term goals and performance of the Company. LTI grants consist of a 60%/40% mix of performance-based shares and time-based restricted stock, respectively. Performance shares have a three-year performance period with cliff vesting, and time-based restricted stock has a three-year vesting schedule with one-third vesting on each anniversary of the grant date.
The Compensation and HR Committee reviews all elements of compensation annually, separately and in aggregate, to ensure that the total amount of compensation is within appropriate competitive parameters based on data from independent sources and based on the performance of the Company and NEOs.
In late 2023, CAP provided an analysis of Webster’s total compensation and each of the individual components compared to the peer group. This was supplemented by management with other data from available relevant market compensation surveys for U.S. regional banks. This aggregate data contributed to an assessment of the competitiveness of actual and target pay for Webster’s NEOs. Considering the findings, the Compensation and HR Committee set the components of pay and the weight of each component creating a structure that reflects Webster’s objectives for compensation (as described above) while allowing individual variations based on job scope, tenure, retention risk and other factors relevant to the Compensation and HR Committee.
The table below displays total direct compensation at target for each NEO, including 2024 salary, 2024 target annual cash incentive, and the target opportunity for LTIs granted in 2024.

Webster Financial Corporation	EXECUTIVE COMPENSATION

2024 Components of Total Direct Compensation at Target

Name	Salary	Annual Cash Incentive	Total Cash Compensation	Long-Term Incentive	Total Direct Compensation

John R. Ciulla	$1,100,000	$1,375,000	$2,475,000	$3,300,000	$5,775,000

Glenn I. MacInnes	$615,000	$676,500	$1,291,500	$984,000	$2,275,500

Neal Holland[1]	$650,000	$330,150	$980,150	$—	$980,150

Luis Massiani	$900,000	$1,125,000	$2,025,000	$1,935,000	$3,960,000

Christopher J. Motl	$800,000	$1,000,000	$1,800,000	$1,520,000	$3,320,000

Kristy Berner	$500,000	$450,000	$950,000	$550,000	$1,500,000

Jack Kopnisky[2]	$1,100,000	$122,602	$1,222,602	$—	$1,222,602
1Per his offer agreement, Mr. Holland was eligible for a pro-rated cash incentive paid at target based on his date of hire. In 2024, Mr. Holland received a new hire grant as described in the Grants of Plan Based Awards table below
2 Following his retirement on January 31, 2024, Mr. Kopnisky was eligible for a pro-rated cash incentive per his Retention Agreement
The charts below illustrate target compensation pay mix as a percentage of total direct compensation for each component of pay, including the mix of restricted stock and performance-based shares in LTI compensation.
Salary
Annual salary is the only fixed component of Webster’s executive compensation program. In setting salary, the Compensation and HR Committee looks at current pay practices, peer group comparisons and general market analysis in consultation with its independent compensation consultant, CAP. The Compensation and HR Committee then establishes salaries that are competitive with the peer group and the external market for similar positions. The Compensation and HR Committee reviews the salaries on at least an annual basis.
In the case of a change in role, an officer’s new responsibilities, external pay practices, internal equity, past performance, and experience are considered in determining whether a change in salary is warranted.
In February 2024, considering the above factors, the Compensation and HR Committee approved a 12.5% salary increase to $900,000 for the President and Chief Operating Officer, following the addition to his management responsibilities of HSA Bank and Ametros. There were no changes made to the base salaries of our Chairman & Chief Executive Officer and other NEO’s.
Annual Cash Incentive Compensation – Plan Overview
Annual cash incentive compensation is variable, based on performance, ties a significant portion of the NEOs’ compensation to achievement of the Company’s annual financial plan, and considers other factors, including financial performance relative to the peer group. The Compensation and HR Committee approves measurements for the cash incentive plan annually. For 2024, target incentives were set as a percentage of salary for each of the NEOs reflecting between 24% and 30% of total compensation. The cash incentive plan is designed so that the weighted average performance for the financial measures must exceed a predetermined threshold before a payout can be made.
The 2024 cash incentive plan had one corporate component with two elements: Financial Performance relative to the annual financial plan and Financial Performance relative to the peer group. “Financial Performance” is determined by scoring performance against two pre-established financial

Webster Financial Corporation	EXECUTIVE COMPENSATION

measures tied to the annual financial plan. Each measure is weighted equally, and then the measures are totaled to determine a weighted score. Adjustments to this score may then be made, by as much as 20 percentage points, based on the Compensation and HR Committee’s assessment of the Company’s Strategic Contributions, including performance against pre-established financial measures relative to the Company’s peer group. The Corporate Component rating generates a potential funding of 0% to 150% of target. A score of 100% results in funding at target. Scores below 50% on an individual measure are reduced to zero and a total weighted score below 50% on the two goals in the aggregate earns no payout.
ANNUAL CASH INCENTIVE SCORING—RESULTS
Financial Performance Relative to Plan—Webster’s 2024 results compared to plan are set forth in the table below. The Compensation and HR Committee has discretion to adjust for extraordinary, unusual, or non-recurring items and for material negative risk outcomes.

2024 ANNUAL CASH INCENTIVE—FINANCIAL PERFORMANCE RELATIVE TO PLAN (THE “CORPORATE COMPONENT SCORE”)[1]

Financial Metric	Threshold	Target	Maximum	Actual[1]	Score	Weight	Weighted Score
Adjusted PPNR for corporate component score[2]	$1,364.0	$1,624.4	$1,884.8	$1,500.8	76.2%	50%	38.0%
Adjusted ROAA for corporate component score[3]	1.19%	1.44%	1.69%	1.31%	73.9%	50%	37.0%
					Total	100%	75.0%
1 Actual results used for compensation calculation differs from GAAP due to adjustments for one-time items. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
2 Adjusted PPNR for corporate component score is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
3 Adjusted ROAA for corporate component score is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
Strategic Contributions—As described above, the Compensation and HR Committee has discretion to adjust the Corporate Component Score by plus or minus 20 percentage points (the “Adjustment”) based on Webster’s strategic contributions, including performance against pre-established financial measures relative to its peer group, material negative risk outcomes or other significant items. Other strategic contributions considered in measuring performance for 2024 were the improvement in the Company’s liquidity profile, growth in capital, and a lower CRE concentration. In addition, since the Sterling Merger, the Company has maintained a financial position in the top quartile of our proxy peer group. The table below shows Webster’s performance relative to the 16 companies in the peer group adjusted for one-time items.

2024 ANNUAL CASH INCENTIVE—FINANCIAL PERFORMANCE RELATIVE TO PEER GROUP[1]

	2024				2023
Financial Metric	Results	Percentile Rank	Weight	Weighted Percentile Rank	Percentile Rank	Weight	Weighted Percentile Rank

Adjusted PPNR2/Avg. Assets	1.85%	81.0%	50%	40.6%	82.0%	50%	41.0%
Adjusted ROAA[3]	1.23%	81.0%	50%	40.6%	100.0%	50%	50.0%
		Weighted Percentile Rank		81.2%	Weighted Percentile Rank[4]		91.0%
1 Data as reported by SNL Securities for comparability
2 Adjusted PPNR is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
3 Adjusted ROAA is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.
4 The Compensation and HR Committee reviewed the peer performance against reported results and adjusted results. The adjusted results are shown above for both years and exclude all the one-time items related to M&A activity and securities re-positioning as well as one-time items reported by the peers. The reported results, which were not used for this purpose, resulted in a weighted percentile rank of 65.6% for 2024.
Final Corporate Component—Management recommended an upward adjustment to the Corporate Component score of 20% during the Compensation and HR Committee’s January 2025 meeting. In evaluating this recommendation, the Compensation and HR Committee considered Webster’s strong performance versus peers in the continuing challenging banking environment, significant improvements in the Company’s liquidity profile, and completion of key corporate strategic initiatives, following which the Compensation and HR Committee agreed with management’s recommendation and approved the final Corporate Component being equal to 95% of target.

2024 ANNUAL CASH INCENTIVE—FINANCIAL PERFORMANCE AND ADJUSTMENT

Corporate Financial Performance Score	Adjustment	Final Corporate Component
75.0%	20.0%	95.0%
2024 ANNUAL CASH INCENTIVE COMPENSATION AWARDED IN FEBRUARY 2025
Individual NEO Performance—Individual performance is determined through the annual review process as part of the Company-wide performance management process. Each NEO is evaluated based on achievement of individual performance objectives, which include strategic goals, personal behavior, risk management, regulatory compliance, and leadership. The Compensation and HR Committee evaluates the Chairman & Chief Executive Officer and the Chairman & Chief Executive Officer evaluates the other NEOs in consultation with the Compensation and HR Committee.

Webster Financial Corporation	EXECUTIVE COMPENSATION

NEO’S PERFORMANCE SUMMARIES FOR 2024

Name	Performance Summary
John R. Ciulla
•Established the strategic vision for the Company with defined financial objectives, strong core values, expected behaviors and strong governance and risk management
•Provided leadership, management, and guidance for the Company, and specifically for the executive leadership team, driving performance in a difficult economic environment
•Chaired the Executive Management Committee building consensus across the executive leadership team for strategy, execution, and culture
•Chaired our Board, ensuring alignment of strategy, effective corporate governance, and oversight of management activities

Glenn I. MacInnes
•Responsible for all financial matters including regulatory filings and the financial control environment for the Company; expanded the control environment consistent with the growth of the Company
•Focused on strengthening the Company’s liquidity position to meet new regulatory requirements
•Expertly led the investor relations function, managing all analyst and rating agency relationships ensuring accurate and timely communications with analysts throughout the year
•Successfully led transition of Chief Financial Officer role in August 2024

Neal Holland
•Successfully completed transition into role of Chief Financial Officer
•Led strategic initiatives that support alignment of strategy with Company financial performance
•Developed roadmap for completion of strategic projects that support Company’s key priorities

Luis Massiani
•Successfully oversaw HSA Bank, consumer banking, technology, bank operations, corporate development, strategy, and innovation; transitioned into expanded lines of business leadership role with addition of HSA Bank and Ametros
•Led corporate development activities resulting in definitive agreements and successful acquisition of Ametros (closed in January 2024)
•Evolved first line control function, including the addition of a Chief Controls Officer and centralization of first line control functions

Christopher J. Motl
•Led all commercial banking activities including realigning management and sales teams
•Successfully led the business line resulting in growth in both loans and deposits and strong client retention
•Announced formation of joint venture with Marathon Asset Management
•Increased colleague engagement through increased in-person location visits and roll out of strategic internal communication plan
•Provided leadership and strategic influence across the enterprise by deepening his relationships with his peers on the Executive Management Committee and with colleagues in the other lines of business and functional units

Kristy Berner
•Led strategic initiatives that meaningfully reduced litigation and corporate insurance expenses
•Effectively reorganized the legal department and recruited new talent, resulting in improved internal client support at no added cost
•Implemented new software and processes to enhance departmental efficiency, reporting capabilities, and risk controls
•Provided strong support to corporate initiatives across the enterprise

2024 Annual Cash Incentive Compensation—Once the Compensation and HR Committee determines the Corporate Component score, the score is applied to the Chairman & Chief Executive Officer’s and each NEO’s annual cash incentive compensation target to calculate the funded cash incentive compensation. The Compensation and HR Committee retains discretion to adjust the Chairman & Chief Executive Officer’s calculated annual cash incentive compensation. The Chairman & Chief Executive Officer retains discretion, in consultation with the Compensation and HR Committee, to adjust the other NEOs’ calculated annual cash incentive compensation.
Discretionary Adjustment for Individual Performance—Based on the Chairman & Chief Executive Officer’s assessment of the individual performance of each NEO (other than the Chairman & Chief Executive Officer) measured against specific performance objectives and overall, the Chairman & Chief Executive Officer may use discretion to recommend a positive or negative adjustment to the calculated annual cash incentive compensation. Additionally, the Chairman & Chief Executive Officer in consultation with the Chief Human Resources Officer and the Chief Risk Officer considers potential adjustments (referred to as meaningful consequences) based on each NEO’s record of identifying, managing and mitigating risk, including an assessment of outcomes in the areas of compliance, operating risk, credit, audit findings or regulatory citations, or other contributions that should be taken into account.
The Compensation and HR Committee considers potential adjustments for the Chairman & Chief Executive Officer based on his leadership of the Company and performance against objectives. In addition, the Compensation and HR Committee considers meaningful consequences adjustments to the Chairman & Chief Executive Officer based on his record of managing and mitigating risk.
In considering these factors for 2024 performance, the Chairman & Chief Executive Officer recommended adjustments to the annual cash incentive compensation for two of the NEOs; Mr. MacInnes, to recognize his strong performance during his transition; and Ms. Berner, in recognition of her strong performance leading the growth of the Legal department in 2024. The Compensation and HR Committee did not recommend any adjustment to the Chairman & Chief Executive Officer’s annual cash incentive compensation awards.
Consistent with Webster Bank’s incentive policy, a thorough review of risk management in the areas of regulatory, internal audit, operating and credit compliance and Sarbanes-Oxley occurred. As a result of the review, no significant risk management deficiencies were identified that impacted the cash incentive compensation for any of the NEOs.
2024 Final Payment Determination—The Compensation and HR Committee determines and approves the annual cash incentive compensation for the Chairman & Chief Executive Officer and reviews and approves the annual cash incentive compensation that is recommended by the Chairman & Chief Executive Officer for the other NEOs. The final calculations and approved awards for annual cash incentive compensation, based on the above metrics and individual performance assessments, are set forth below.

Webster Financial Corporation	EXECUTIVE COMPENSATION

2024 ANNUAL INCENTIVE COMPENSATION

Name	Annual Incentive Target	Corporate Component	Calculated Award	Individual Discretionary Adjustment	Total Cash Incentive Award
John R. Ciulla	$1,375,000	95.0%	$1,306,250	—	$1,306,250
Glenn I. MacInnes	$676,500	95.0%	$642,675	$67,500	$710,175
Neal Holland[1]	$330,150	—%	$—	—	$330,150
Luis R. Massiani	$1,125,000	95.0%	$1,068,750	—	$1,068,750
Christopher J. Motl	$1,000,000	95.0%	$950,000	—	$950,000
Kristy Berner	$450,000	95.0%	$427,500	$22,500	$450,000
Jack Kopnisky[2]	$122,602	95.0%	$116,462	—	$116,462
1Per Mr. Holland’s offer letter, he was entitled to a pro-rated cash incentive award at target based on his start date of July 15, 2024
2Per Mr. Kopnisky’s Letter Agreement, he was entitled to a pro-rated cash incentive award for his final year of employment
LONG-TERM INCENTIVE COMPENSATION–PLAN OVERVIEW
Long-Term Incentive Vehicles: Webster awards two forms of LTI grants, performance shares and time-vested restricted stock as set forth in the table below.

LONG-TERM INCENTIVE VEHICLES

Vehicle	Vesting	Rationale	Vehicle Mix
Performance Shares	Cliff vests following the conclusion of three-year performance period	To align LTI with the achievement of 1) total stockholder return relative to peers and 2) ROE goals	60%

Time-Vested Restricted Stock	One third vests per year	To provide LTI and retention value to the NEOs and other executives	40%
Performance Shares: Performance shares vest following the conclusion of the three-year performance period and the Compensation and HR Committee certifies the results based 50% on Company three-year TSR relative to Webster’s peer group and 50% on the three-year ROE compared to plan. Performance must meet threshold levels, or the shares are forfeited.
•Three-year TSR reflects the rate of return including price appreciation plus reinvestment of dividends calculated as follows: (ending stock price – beginning price + dividends paid per share) / beginning stock price. The peer group reflects Webster’s Compensation peer group listed in the Compensation peer group section at the start of the three-year period.
•ROE Over the Three-Year Period is calculated as the ratio of adjusted net income to adjusted average stockholders’ equity.6 The ROE target is set annually during the performance period by the Compensation and HR Committee giving consideration to the Board approved financial plan set at the end of the prior year. The score is calculated each year and then averaged over three years.

PAYOUT DETERMINATION FOR PERFORMANCE SHARES GRANTED IN MARCH 2024 BASED ON 2024-2026 PERFORMANCE

Payout Metric	Below Threshold Payout	Threshold Payout	Target Payout	Maximum Payout
Peer-relative three-year TSR	0%	50%	100%	150%
ROE over three-year period	0%	50%	100%	150%
The Company does not vest performance-based restricted stock for performance below threshold. A threshold level of performance must be met for each metric in order for payment to be earned. Once threshold performance is achieved, actual awards will be interpolated between threshold and maximum of target. The Company accrues but does not pay dividends on performance shares until the actual number of shares is known based on final performance and the shares vest. The accrued dividends are paid as a lump sum following vesting.
LONG-TERM INCENTIVE COMPENSATION APPROVED IN FEBRUARY 2024
2024 Long-Term Incentive Grants—Annual LTI grants were approved in February 2024 in the form of 60% performance shares and 40% time-vested restricted stock, as described above, based in part on each NEO’s 2023 performance and granted based on such NEOs’ 2023 base pay and LTI target percent. Target opportunities for the LTI awards granted in 2024 represent between 37% and 57% of total compensation for the NEOs, excluding our former Executive Chairman.
LTI awards may be increased or decreased from target levels based on a variety of factors including the Company’s prior year performance against financial and strategic goals. The Compensation and HR Committee determines the recommended grants for the Chairman & Chief Executive Officer
6 Adjusted ROE is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.

Webster Financial Corporation	EXECUTIVE COMPENSATION

and reviews and approves the Chairman & Chief Executive Officer’s recommendation for the other NEOs. The Compensation and HR Committee approved grants at target levels for each NEO as shown in the chart below, with the exception of Mr. Massiani, who received 110% of target in consideration of his expanded role as President and Chief Operating Officer.

2024 LONG-TERM INCENTIVE COMPENSATION
Name	Long-Term Incentive Award
John R. Ciulla	$3,300,000
Glenn I. MacInnes	$984,000
Neal Holland[1]	$750,000
Luis R. Massiani	$2,135,000
Christopher J. Motl	$1,520,000
Kristy Berner	$550,000
1Amount shown reflects value of time-based restricted stock granted to Mr. Holland on July 25, 2024 pursuant to the terms of his offer letter
RETIREMENT PLANS
Pension Plan—Webster Bank maintains a frozen tax-qualified defined benefit pension plan (the “Pension Plan”). Webster stopped benefit accruals under the plan for all employees, including the NEOs as of December 31, 2007. Please see “Pension Plan Benefits” below for additional information about pension benefits for the eligible NEOs.
401(k) Plan—During 2024, Webster Bank maintained a tax-qualified defined contribution 401(k) plan (a “401(k) Plan”) for eligible employees, including the NEOs. The 401(k) Plan allows employees, including the NEOs, to make pre-tax or Roth contributions of their pay, up to Internal Revenue Code (“IRC”) limits ($23,000 in 2024). The 401(k) Plan provides for a company contribution up to 5% of employee’s eligible compensation. Under IRC limits, annual compensation in excess of $345,000 in 2024 may not be taken into account for determining benefits or contributions under the qualified plan. Employees who are age 50 or older by the last day of the year (December 31, 2024) may contribute an additional $7,500 to the 401(k) Plan.
Supplemental Defined Contribution Plans—Webster Bank maintains a non-qualified supplemental defined contribution plan (the “SERP”) for certain executives, including the NEOs. This plan provides each NEO with an allocation to their SERP account equal to the additional match that the NEO would have received in either of the 401(k) Plans if there were no IRC compensation or deferral limits. The notional investments are in the same funds as the 401(k) Plan other than Webster stock and participants earnings are tracked accordingly. There are no “above-market rates” for earnings. Distributions from the plan are paid in cash. The Executive Chairman previously participated in a supplemental plan (the “Prior SERP”) and received a distribution from that plan following his retirement. Please see “Non-Qualified Deferred Compensation” below for additional information.
Non-Qualified Deferred Compensation Plan—All executives, including the NEOs, were eligible to participate in a voluntary non-qualified deferred compensation plan (the “NQDC Plan”). The plan allowed eligible highly compensated employees to defer up to 25% of their base salary and up to 75% of their annual cash incentive award. No company contributions were made into this plan for 2024. There are no “above-market” rates for earnings in the plan. Please see “Non-Qualified Deferred Compensation” below for additional information.
OTHER EXECUTIVE BENEFITS
Webster offers a limited number of benefits to the NEOs and other executives in addition to the broad-based employee benefits program. Each benefit supports a specific objective but falls within the overall purpose of recognizing leadership responsibility and contributions to the Company’s goals. Management reviews the benefits with the Compensation and HR Committee for consistency with Webster’s organizational culture and market practices. These benefits, which are limited to participation in the SERP, long-term care insurance and additional life insurance benefits are described in a footnote to the Summary Compensation Table.
EMPLOYMENT AGREEMENTS
During 2024, none of the NEOs had formal employment agreements. Following the Sterling Merger, Messrs. Ciulla, MacInnes and Massiani signed retention agreements defining terms of employment for the two years following the Sterling Merger and Mr. Kopnisky signed a letter agreement defining his terms of employment for two years following the Sterling Merger followed by one year as a consultant. In 2024, Messrs. Massiani and Holland entered into a change in control and non-compete agreement with the Company and Mr. Motl’s change in control agreement was amended. Effective following her hire in September 2023, Ms. Berner has a change in control and non-solicit agreement. None of the agreements provide for any golden parachute tax gross-up provisions nor do they provide for the acceleration of vesting of stock options or restricted stock based on a single trigger provision for potential payments upon a change in control. Please see “Potential Payments Upon Termination or Change in Control” below for additional information.
POST-TERMINATION ARRANGEMENTS
Webster’s change in control practices are designed to retain the NEOs during rumored and actual change in control activity. During these times, continuity is a key factor in preserving the value of the business. Webster also provides other termination benefits designed to facilitate changes in key executives as needed. The amounts payable, triggering events and other terms of Webster’s change in control and other termination arrangements are set by the Compensation and HR Committee based on Company policy and competitive market information. Webster reviews the provisions of the change in control agreements annually. Please see “Potential Payments Upon Termination or Change in Control” below for additional information.
EQUITY GRANT PRACTICES
Webster maintains an Incentive Compensation Policy which contains the framework for our LTI plans and relative compensation processes and decisions. The Incentive Compensation Policy is reviewed and approved annually by our Incentive Compensation Oversight Committee and our LTI

Webster Financial Corporation	EXECUTIVE COMPENSATION

plans are governed by our Board in accordance with Webster’s 2021 Stock Incentive Plan document (as amended and restated April 2023) (the “Plan”). Additionally, incentive plans covering EMC members, individual EMC incentive awards, and overall corporate incentive plan funding require approval from the Compensation and HR Committee. Assuming no guarantees are in place, Webster management maintains full discretion to award or not award equity incentive compensation. Pursuant to the Incentive Compensation Policy, all payments must comply fully with the LTI plan, as designed and documented, Webster’s policies, and federal and state laws, rules, and regulations.
Webster does not determine the timing and terms of equity awards in anticipation of the disclosure of material nonpublic information and Webster does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The grant date for annual awards to all employees has typically been established as March 1 of each year, with the grant being made on the next business day if March 1 falls on a weekend. In addition to the annual grants, equity awards may be granted at other times during the year. In 2024, we gave Mr. Holland, our new Chief Financial Officer, a one-time grant of $750,000 of Webster restricted stock with a time-based three-year vesting schedule pursuant to the Plan. In 2024, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Although the Plan authorizes Webster to grant stock options to its employees, Webster does not currently grant stock options to its employees.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
Webster believes stock ownership by management is beneficial in aligning the interests of management and stockholders. Executive Stock Ownership Guidelines are established to enhance stockholder value and focus each executive’s attention on the long-term success of the Company. Webster has adopted stock ownership guidelines for all of its executive officers, including the NEOs. The table below reflects the minimum stock ownership guidelines for our NEOs.

Name	Holding Requirements
John R. Ciulla	6X base salary
Glenn I. MacInnes	3X base salary
Neal Holland	3X base salary
Luis R. Massiani	3X base salary
Christopher J. Motl	3X base salary
Kristy Berner	2X base salary
As of December 31, 2024, all NEOs except Mr. Holland, having joined the Company in 2024, met their stock ownership holding requirements. Once achieved, ownership of the holding requirement amount must be maintained for as long as the executive is subject to the stock ownership guidelines. Any NEO who does not meet the holding requirement agrees to hold all net common stock received through vested LTI awards until the NEO achieves the holding requirement. We do not count performance shares in our stock ownership guidelines until after the shares are vested.
Anti-hedging/anti-pledging—Directors, officers and other employees of Webster are prohibited from hedging their ownership of Webster securities, including through the use of options, puts, calls, short sales, futures contracts, equity swaps, collars or other derivative instruments that are designed to hedge or offset any decrease in the market value of Webster securities, regardless of whether such directors, officers and employees have material nonpublic information about Webster, and may be authorized to enter into exchange funds as part of a Rule 10b5-1 arrangement when the purpose is diversification and financial planning. Directors and executive officers are prohibited from pledging their Webster securities as collateral for a loan.
TAX CONSIDERATIONS
IRC Section 162(m) generally places a $1 million limit on the amount of compensation a company can deduct in any one year for the Company’s chief executive officer, chief financial officer and three other most highly compensated executive officers (and any employee of the Company or any predecessor who was an IRC 162(m) “covered employee” for any tax year beginning after December 31, 2016, including periods during which the individual is a former employee and after the employee’s death). While Webster’s NEO compensation was previously structured so that certain awards qualified for a performance-based compensation exemption from the deduction limitation, that exemption was eliminated beginning in 2018 as a result of the passage of the Tax Cuts and Jobs Act, other than with respect to payments made pursuant to certain grandfathered arrangements. While the Compensation and HR Committee considers deductibility as one factor in determining executive compensation, the Compensation and HR Committee will continue to link pay with performance and retains the flexibility to award compensation consistent with the goals of our executive compensation program even if the awards are not deductible for tax purposes.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
Salary, bonus, incentive payments, and other compensation amounts to Webster’s NEOs are summarized in the following table. Some of the amounts below represent the opportunity to earn future compensation under performance-based compensation incentives that may be forfeited based on future performance vesting. As a result of mixing compensation paid and contingent compensation, the totals shown in the Summary Compensation Table include amounts that the NEOs may never receive.

Webster Financial Corporation	EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)[2]	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)[3]	All Other Compensation ($)[4]	Total ($)

John R. Ciulla	2024	1,100,000	—	3,354,304	1,306,250	(5,500)	295,102	6,050,156
Chairman of the Board and Chief Executive Officer	2023	1,100,000	—	5,239,451	1,031,250	7,300	352,258	7,730,259
	2022	1,088,462	—	4,824,116	1,688,750	—	475,528	8,076,856

Glenn I. MacInnes	2024	615,000	—	1,000,186	710,175	—	101,000	2,426,361
Chief Financial Officer	2023	612,115	—	902,095	507,375	—	112,273	2,133,858
(through August 2024)	2022	590,768	—	1,862,269	750,000	—	156,920	3,359,957

Neal Holland	2024	275,000	1,030,150	763,700	—	—	36,321	2,105,171
Chief Financial Officer (effective August 2024)

Luis R. Massiani	2024	884,616	—	2,170,147	1,068,750	—	167,864	4,291,377
President and Chief Operating Officer	2023	790,385	—	1,503,514	750,000	—	141,093	3,184,992
	2022	703,587		4,439,763	907,500	—	114,163	6,165,013

Christopher J. Motl	2024	800,000	—	1,545,019	950,000	(4,400)	161,383	3,452,002
President of Commercial Banking	2023	771,154	—	977,240	750,000	4,200	160,716	2,663,310
	2022	616,865	—	3,020,757	950,000	—	183,785	4,771,407

Kristy Berner	2024	500,000	375,000	559,027	450,000	—	82,762	1,966,789
General Counsel and Corporate Secretary

Jack Kopnisky	2024	139,615	2,000,000	—	116,462	—	15,599	2,271,676
Executive Chairman (retired)	2023	1,100,000	2,000,000	3,307,718	1,031,250	—	66,873	7,505,841
	2022	1,003,270	1,000,000	3,154,142	1,718,750	—	41,629	6,917,791

1Amounts shown in this column for Mr. Holland reflect an agreed upon signing bonus, guaranteed pro-rated 2024 cash incentive award, and relocation benefits made as part of his offer to join Webster Bank, for Ms. Berner reflect an agreed upon signing bonus made as part of her offer to join Webster Bank, and for Mr. Kopnisky are in recognition of services performed by the Executive Chairman to close and integrate the Sterling Merger and to compensate for agreement to certain restrictive covenants defined in his Letter Agreement made effective upon the Sterling Merger
2Amounts shown in this column represent cash awards paid under the performance-based annual cash incentive plan
3Webster Bank maintains a frozen Pension Plan as of December 31, 2007. The Pension Plan is described more fully below under the heading “Pension Plan Benefits.” The amounts in this column reflect the change in the actuarial present value of the NEOs’ benefits under the Pension Plan determined using interest rate and mortality assumptions consistent with those used in the Company’s financial statements. Specifically, the assumptions used to value the accumulated benefits at December 31, 2024 consisted of a 5.43% interest rate for the Pension Plan versus 4.76% in 2023, and the Pri-2012 with MP-2021 Mortality Table
4All Other Compensation includes amounts contributed or allocated, as the case may be, to the 401(k) Plan in which the NEO participates (excluding the NEOs’ contributions to the 401(k) Plan), the SERP, dividends paid on unvested restricted stock and on earned performance-based stock awards, premiums on an executive-owned life insurance policy and any other payments received that are not included in other tables. The table below shows the disclosed components of the “All Other Compensation” column

2024 ALL OTHER COMPENSATION
Name	Company Contribution to 401(k) Plan ($)	Supplemental Defined Contribution Plan ($)	Dividends ($)	Premium on Life Insurance Policies ($)	Other Perquisites ($)
John R. Ciulla	21,856	127,332	137,456	5,893	2,565
Glenn I. MacInnes	14,956	41,163	42,486	2,395	—
Neal Holland	14,956	8,794	12,571	—	—
Luis R. Massiani	14,956	66,775	82,258	—	3,876
Christopher J. Motl	18,406	74,594	61,890	3,504	2,989
Kristy Berner	14,956	44,369	23,437	—	—
Jack Kopnisky (retired)	14,956	—	—	—	643

Webster Financial Corporation	EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS
The following table presents information regarding awards granted during the fiscal year ended December 31, 2024 to each NEO under the Company’s plans, including possible and future payouts under non-equity incentive plan awards and equity incentive plan awards.

GRANTS OF PLAN-BASED AWARDS IN 2024

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Stock or Units (#)	Closing Price on Grant Date ($)	Grant Date Fair Value of Stock and Option Awards($)
Name	Award Type[1]	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John R. Ciulla	CIP		687,500	1,375,000	2,750,000	—	—	—	—	—	—
	Time	3/1/2024	—	—	—	—	—	—	27,889	47.26	1,318,034
	Perf	3/1/2024	—	—	—	20,917	41,834	62,751		47.26	2,036,270

Glenn I. MacInnes	CIP		338,250	676,500	1,353,000	—	—	—	—	—	—
	Time	3/1/2024	—	—	—	—	—	—	8,316	47.26	393,014
	Perf	3/1/2024	—	—	—	6,237	12,474	18,711	—	47.26	607,172

Neal Holland	Time	7/25/2024	—	—	—	—	—	—	15,714	48.60	763,700

Luis R. Massiani	CIP		562,500	1,125,000	2,250,000	—	—	—	—	—	—
	Time	3/1/2024	—	—	—	—	—	—	18,044	47.26	852,759
	Perf	3/1/2024	—	—	—	13,533	27,065	40,598	—	47.26	1,317,387

Christopher J. Motl	CIP		500,000	1,000,000	2,000,000	—	—	—	—	—	—
	Time	3/1/2024	—	—	—	—	—	—	12,846	47.26	607,102
	Perf	3/1/2024	—	—	—	9,635	19,269	28,904	—	47.26	937,917

Kristy Berner	CIP		225,000	450,000	900,000	—	—	—	—	—	—
	Time		—	—	—	—	—	—	4,648	47.26	219,664
	Perf		—	—	—	3,486	6,972	10,458	—	47.26	339,362

Jack Kopnisky	CIP		61,301	122,602	245,204	—	—	—	—	—	—
1Award Types are: Cash Incentive Plan (CIP), Time-based annual stock grant (Time), and Performance-based annual stock grant (Perf)
2Columns represent the potential payouts to each of the NEOs resulting from an award pursuant to the annual cash incentive compensation plan, subject to achievement of pre-established performance goals discussed in this Proxy Statement. Actual amounts earned by the NEOs are set forth under the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table set forth above. Per Mr. Kopnisky’s Letter Agreement, he was entitled to a prorated cash incentive award for his final year of employment
3Represents the threshold, target and maximum number of performance shares that may vest if performance targets are satisfied for the 2024 through 2026 performance period for the annual awards. Dividends will be deferred on all unearned performance shares and will be paid upon conclusion of the performance period to the extent earned

Webster Financial Corporation	EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information regarding outstanding awards held by Webster’s NEOs as of December 31, 2024.

Outstanding Equity Awards at Fiscal Year-End 2024

		Stock Awards
Name	Grant Date	Number of Shares or Units That Have Not Vested[1] (#)	Market Value of Shares or Units That Have Not Vested[2] ($)		Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested[3] (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested[2] ($)

John R. Ciulla	3/1/2022	7,328	404,652	[3]	32,973	[8]	1,820,769
	3/1/2023	16,270	898,429	[4]	—		—
	5/1/2023	—	—		27,723	[9]	1,530,864
	5/1/2023	—	—		36,606	[10]	2,021,383
	3/1/2024	27,889	1,540,031	[5]	41,834	[12]	2,310,073

Glenn I MacInnes	2/1/2022	—	—		5,545	[11]	306,195
	3/1/2022	1,999	110,385	[3]	8,993	[8]	496,593
	3/1/2023	4,438	245,066	[4]	9,983	[10]	551,261
	3/1/2024	8,316	459,210	[5]	12,474	[12]	688,814

Neal Holland	7/25/2024	15,714	867,727	[6]

Luis R. Massiani	2/1/2022	—	—		16,634	[11]	918,529
	3/1/2022	3,331	183,938	[3]	14,988	[8]	827,637
	3/1/2023	7,396	408,407	[4]	16,639	[10]	918,806
	3/1/2024	18,044	996,390	[5]	27,065	[12]	1,494,529

Christopher J. Motl	2/1/2022	—	—		11,089	[11]	612,335
	3/1/2022	2,362	130,430	[3]	10,629	[8]	586,933
	3/1/2023	4,807	265,443	[4]	10,815	[10]	597,204
	3/1/2024	12,846	709,356	[5]	19,269	[12]	1,064,034

Kristy Berner	9/26/2023	8,118	448,276	[7]	—		—
	3/1/2024	4,648	256,663	[5]	6,972	[8]	384,994

Jack Kopnisky	3/1/2022	—	—		32,973	[8]	1,820,769
	3/1/2023	—	—		36,606	[10]	2,021,383

1Represents the number of restricted stock awards that were not vested as of December 31, 2024
2Market value calculated by multiplying the closing market price of Webster’s common stock on December 31, 2024, which was $55.22, by the number of shares of stock
3These unvested shares of restricted stock are pursuant to an award vesting annually in three equal installments beginning on March 1, 2023
4These unvested shares of restricted stock are pursuant to an award vesting annually in three equal installments beginning on March 1, 2024
5These unvested shares of restricted stock are pursuant to an award vesting annually in three equal installments beginning on March 1, 2025
6These unvested shares of restricted stock are pursuant to an award vesting annually in three equal installments beginning on July 25, 2025
7These unvested shares of restricted stock are pursuant to an award vesting annually in three equal installments beginning on September 26, 2024
8The performance criteria will be evaluated after the December 31st, 2024 close of the three-year performance period and vesting will occur March 3, 2025
9The performance criteria will be evaluated after the December 31st close of the final year of the one-year performance period and vesting will occur on February 1, 2025 to coincide with the other NEOs
10The performance criteria will be evaluated after the December 31st, 2025 close of the three-year performance period and vesting will occur on March 2, 2026
11The performance criteria will be evaluated after the December 31st close of the one-year performance period, the two-year performance period and the three-year performance period
12The performance criteria will be evaluated after the December 31st, 2026 close of three-year performance period and vesting will occur March 1, 2027

Webster Financial Corporation	EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED
The following table provides information regarding the number of shares of common stock acquired by Webster’s NEOs in fiscal 2024 as a result of the vesting of shares of restricted stock.

OPTION EXERCISES AND STOCK VESTED IN 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[2] ($)
John R. Ciulla	—	—	67,373	3,174,004
Glenn I. MacInnes	—	—	18,293	854,302
Luis R. Massiani	—	—	49,258	2,437,429
Christopher J. Motl	—	—	22,990	1,087,893
Kristy Berner	—	—	4,059	184,522
Jack Kopnisky	—	—	24,404	1,278,037

1Value realized is calculated based on the difference between the market price of Webster’s common stock on the date of exercise and the exercise price
2Value realized is calculated by multiplying the number of shares vesting by the fair market value of Webster’s common stock on the vesting date
PENSION PLAN BENEFITS
The following table sets forth the present value of accumulated benefits payable to each of the eligible NEOs, including the number of years of service credited to each such NEO, under the frozen Pension Plan as of December 31, 2024. The accumulated benefit value is based upon the benefit that is payable at the NEO’s Normal Retirement Age (65) with actuarial increases for executives over age 65, if applicable.

2024 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
John R. Ciulla	Webster Bank Pension Plan	4	91,200
Christopher J. Motl	Webster Bank Pension Plan	4	44,600
Webster Bank maintains the frozen Pension Plan for eligible employees of Webster Bank and affiliated companies that adopted the plan. Pension benefits were frozen as of December 31, 2007. Therefore, service and compensation after this date will not be used in calculating a benefit from this plan.
The Pension Plan is a defined benefit tax-qualified plan under the IRC and complies with the requirements of the Employee Retirement Income Security Act of 1974, as amended. All employees hired before January 1, 2007 were eligible to participate in the Pension Plan upon reaching the age of 21 and completing one year of service.
Benefits under the Pension Plan are funded solely by contributions made by Webster Bank. Under the Pension Plan’s benefit formula, a participant’s monthly normal retirement benefit will equal the sum of: (a) his or her accrued benefit as of December 31, 1986 (adjusted through August 31, 1996 to reflect certain future increases in compensation), plus (b) the sum of 2% of the participant’s monthly compensation for each year of credited service beginning on or after January 1, 1987 through August 31, 2004, plus (c) the sum of 1.25% of the participant’s monthly compensation if the participant has less than 10 years of credited service at the beginning of the year, or 1.50% of the participant’s monthly compensation if the participant has 10 or more years of credited service at the beginning of the year, for each year of credited service beginning on or after September 1, 2004 through December 31, 2007. In general, benefits may not be based on more than 30 years of credited service. The normal form of benefit is a life annuity for the participant’s lifetime. A Pension Plan participant becomes 100% vested in the benefits under the Pension Plan upon completion of five years of service. Benefit payments to a participant or beneficiary may commence upon a participant’s early retirement date (age 55), normal retirement date (age 65), deferred retirement date or death. Benefits payable at early retirement date are reduced 1/15th each year for the first five years and 1/30th each year for the next five years before normal retirement date.
NON-QUALIFIED DEFERRED COMPENSATION
Webster maintains a non-qualified SERP which provides supplemental employer match contributions that are not available under the 401(k) Plan because annual compensation in excess of $345,000 in 2024 may not be used in the calculation of retirement benefits under the IRC and because annual contributions to the 401(k) Plan that can be matched by the employer were subject to a maximum of $23,000 in 2024. The Executive Chairman does not participate in this SERP but has previous contributions in the “Prior SERP,” which are disclosed below. These plans allow distribution upon termination in either a lump sum or 10 annual installments.
Webster also offers a voluntary NQDC Plan. The NQDC Plan allows eligible highly compensated employees to defer up to 25% of their base salary and up to 75% of their annual cash incentive award. No company contributions were made into the NQDC Plan in 2024. Participants can elect in-service withdrawals made at least five years after deferral or withdrawals upon separation from service in either a lump sum or annual installments. There are no “above-market” rates for earnings.

Webster Financial Corporation	EXECUTIVE COMPENSATION

The following table shows the contributions to and the earnings in each NEO’s account under Webster’s SERP, Prior SERP, and NQDC Plan for the fiscal year ended December 31, 2024. Following his retirement on January 31, 2024, distributions were made to Mr. Kopnisky in August 2024 from the Prior SERP and NQDC Plan as noted in the table below.

2024 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY1 ($)	Registrant Contributions in Last FY2 ($)	Aggregate Earnings in Last FY3 ($)	Aggregate Withdrawals/Distributions in Last FY ($)	Aggregated Balance at Last FYE ($)
John R. Ciulla	—	127,332	114,140	—	1,442,923
Glenn I. MacInnes	—	41,163	32,184	—	478,171
Neal Holland	—	8,794	—	—	8,794
Luis R. Massiani	—	66,775	7,450	—	132,049
Christopher J. Motl	—	74,594	85,620	—	584,783
Kristy Berner	—	44,369	—	—	44,369
Jack Kopnisky	257,813	—	80,236	631,765	1,054,994
1The amounts in this column are reported as non-equity incentive plan contributions in the Summary Compensation Table
2The amounts in this column are reported as supplemental defined contribution plan contributions in the “All Other Compensation” column in the Summary Compensation Table
3The amounts in this column show the investment gain or loss for each NEO during 2024, based on the investment choices selected by each NEO
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Historically, Webster entered into Change in Control Agreements and Non-Competition or Non-Solicitation Agreements with its NEOs, which provide post-termination payments to the NEOs. In addition, certain executives have special Retention agreements or Letter agreements following the Sterling Merger, which define their payments upon termination.
Retention Agreements—Messrs. Ciulla, MacInnes, and Massiani entered into retention agreements upon the closing of the Sterling Merger for a term that ended on January 31, 2024. Effective February 1, 2024, those retention agreements have been replaced by previously signed non-compete agreements for Messrs. Ciulla and MacInnes and a newly signed non-compete agreement for Mr. Massiani (described below).
Non-Compete Agreement—Messrs. Motl and Holland each have a non-compete agreement, with Mr. Motl’s signed on April 3, 2017 and Mr. Holland’s signed on July 15, 2024. As of February 1, 2024, Messrs. Ciulla, MacInnes, and Massiani are also covered by the non-compete agreement. This agreement provides that, for a period of 12 months following a termination for any reason, these NEOs will be restricted from competing with the Company and from soliciting the Company’s employees or clients/customers. The agreement also provides that if any of these NEOs is terminated without Cause or for Good Reason (as defined in the agreement), he would receive severance benefits subject to signing a Release as follows:
•A lump sum payment equal to the sum of the then current annual base salary and the prorated amount of any target Cash Incentive Award to be paid pursuant to Webster’s annual Cash Incentive Compensation plan during the then current fiscal year payable within 30 calendar days following termination.
•Continued medical and dental coverage for the shorter of one year or until the NEO accepts other employment on a substantially full-time basis.
•Any outstanding LTI awards granted will become fully vested and exercisable based on the length of time worked since the grant date (provided that the shares have been held for a period of one year).
Non-Solicitation Agreement - Ms. Berner has a non-solicitation agreement in place, signed September 21, 2023. This agreement provides that, for a period of 12 months following her termination for any reason, Ms. Berner will be restricted from soliciting the Company’s employees or clients/customers.
Letter Agreement—Mr. Kopnisky entered into a letter agreement with Webster upon the closing of the Sterling Merger. The term of the agreement ended on January 31, 2025. The first two years of the agreement are defined as his Employment Period as Executive Chairman with the Company. For the third year, he served as a consultant to the Company. The letter agreement states his base salary, cash incentive, and equity incentive targets as well as noting that he is eligible for benefits consistent with those of other senior executives. The agreement also states that he will receive cash Synergy Awards with the first payment upon the close of the Sterling Merger and additional cash-based awards on each of the next three anniversaries of the close of the Sterling Merger in consideration of the services in support of a swift and comprehensive integration of the Company. He was covered by a Change in Control agreement through January 31, 2024 and has non-compete and non-solicitation covenants included in the agreement that remain in effect for 48 months following any termination.
Assuming a December 31, 2024 termination event of involuntary termination without Cause or Good Reason, the aggregate value of the payments and benefits to which each NEO would be entitled would be as follows:

Webster Financial Corporation	EXECUTIVE COMPENSATION

PAYMENTS DUE UPON EXECUTIVE SEVERANCE

Name	Salary and Cash Incentive ($)	Benefits and Health Programs ($)	Value of Accelerated Equity ($)	Total Payments ($)
John R. Ciulla	2,475,000	25,993	6,493,092	8,994,085
Glenn I. MacInnes	1,291,500	19,070	1,728,519	3,039,089
Neal Holland	1,365,000	25,993	233,899	1,624,892
Luis R. Massiani	2,025,000	25,840	3,458,839	5,509,679
Christopher J. Motl	1,800,000	25,840	2,368,942	4,194,782
Kristy Berner[1]	500,000	25,993	447,351	973,344
1Ms. Berner is eligible for the Webster Severance Plan, which provides 52 weeks of pay plus 52 weeks of continued medical and dental coverage
Termination Upon Change in Control - Change in control provisions benefit Webster’s stockholders by assisting with retention of executives during rumored and actual change in control activity when continuity is a key factor in preserving the value of the business. These termination benefits are provided based on the time needed by executives of that level to find new employment and to facilitate changes in key executives as needed.
Each of the NEOs are covered by a Change in Control Agreement. Under each agreement, each NEO is eligible to receive payments and other benefits, subject to the conditions described below, in the event the executive is terminated during the two-year period following a change in control. A change in control is defined by the agreements as:
•with certain exceptions, the acquisition by any person of beneficial ownership of 20% or more of either (i) the outstanding shares of the common stock or (ii) the combined voting power of the outstanding voting securities of Webster entitled to vote generally in the election of directors;
•individuals who, as of the date of each executive’s agreement, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, except for individuals subsequently joining the Board who are approved by at least a majority of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board;
•generally, consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all the assets of Webster (with certain standard exceptions); or
•approval by the stockholders of a complete liquidation or dissolution of Webster.
Payments and Benefits – The payments and benefits payable to the eligible NEOs under the Change in Control Agreements are as follows:
•Death or Disability – If an executive’s employment is terminated by reason of death or disability (defined as the absence of the executive from his or her duties on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness determined to be total and permanent), following a change in control, the executive, or the executive’s estate, as the case may be, is entitled to receive the executive’s accrued salary, Cash Incentive Award, deferred compensation (together with accrued interest or earnings thereon), any accrued vacation pay plus any other amounts or benefits required to be paid or provided to the executive under any agreement or plan of Webster and its affiliated companies.
•Cause – If an executive’s employment is terminated for Cause following a change in control, the Change in Control Agreement terminates and the executive is entitled to receive only his or her annual base salary through the date of termination, the amount of any compensation previously deferred by the executive and any other amounts or benefits required to be paid or provided to the executive under any agreement or plan of Webster and its affiliated companies. Cause is defined as:
•the willful and continued failure by the executive to perform substantially the executive’s duties with Webster or one of its affiliates (other than a failure resulting from incapacity due to physical or mental illness), after written demand for performance is delivered to the executive by the Chairman & Chief Executive Officer, or
•the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to Webster.
•For Good Reason or Other than for Cause, Death or Disability – Executives are entitled to certain payments and continued benefits in the event of a termination following a change in control other than for Cause, Death or Disability, or in the event the executive terminates his or her employment for “Good Reason.” Good Reason is defined as:
•the assignment to the executive of duties inconsistent with the executive’s position, authority, duties or responsibilities resulting in a diminution in such position, authority, duties or responsibilities;
•the failure by Webster to comply with the compensation terms of the executive’s change in control agreement;
•a material change in the office or location at which the executive is primarily based or Webster’s requiring the executive to travel on Company business to a substantially greater extent than required immediately prior to the change in control;
•the termination by Webster of the executive’s employment other than expressly as permitted by the change in control agreement; or
•the failure by Webster to require that any successor assume, and perform according to, the executive’s change in control agreement.
In the event of a termination pursuant to Good Reason or Other than for Cause, Death or Disability upon Change in Control, each NEO is entitled to:
•the executive’s base salary through the termination date to the extent not previously paid;
•a prorated target Cash Incentive Award for the fiscal year in which the termination occurs based upon the period of time elapsed during such fiscal year;
•any previously deferred compensation and accrued vacation pay;
•an amount equal to three times the sum of the executive’s base salary and Cash Incentive Award target for Messrs. Ciulla, Massiani and Motl and two times for the other NEOs;

Webster Financial Corporation	EXECUTIVE COMPENSATION

•the additional amounts that would have been contributed or credited to his accounts in both the 401(k) Plans and the SERP if the executive’s employment had continued for three years after the date of termination for Messrs. Ciulla, Massiani, and Motl and two years for the other NEOs, based on the compensation amounts that would have been required to be paid to him or her under the change of control agreement.
•the amount equal to the cost for continued benefits for the executive and his family for a period of three years following termination for Messrs. Ciulla, Massiani, and Motl and two years for the other NEOs;
•outplacement services; and
•any other amounts or benefits to which he is entitled under any agreement or plan of Webster and its affiliated companies.
The NEOs are not entitled to any gross-up payment in the event they would be subject to excise tax under Section 4999 of the IRC (relating to excess parachute payments).
On February 1, 2024, Mr. Massiani entered into a Change in Control agreement consistent with that of Mr. Ciulla as described above; in addition, Mr. Motl entered into an amendment to his current Change in Control agreement which increased his benefits to be consistent with those defined in Mr. Ciulla’s agreement.
Assuming a December 31, 2024 termination event following a Change in Control, the aggregate value of the payments and benefits to which each NEO would be entitled in the event of termination other than for Cause, Death or Disability, or in the event the executive terminates employment for Good Reason would be as follows:

Payments Due Upon Involuntary Termination Not for Cause or Termination for Good Reason following Change in Control[1]

Name	Salary and Cash Incentive ($)	Qualified and Non-qualified 401(k) Contribution Equivalents ($)	Benefits and Health Programs ($)	Value of Accelerated Equity[2] ($)	Total Payments ($)
John R. Ciulla	8,800,000	447,564	145,659	10,526,202	19,919,425

Glenn I. MacInnes	3,259,500	112,238	92,930	2,857,525	6,322,193

Neal Holland	3,445,000	47,500	101,987	867,727	4,462,214

Luis R. Massiani	7,200,000	245,193	127,521	5,748,236	13,320,950

Christopher J. Motl	6,400,000	279,000	138,033	3,965,735	10,782,768

Kristy Berner	2,350,000	118,650	101,987	1,089,932	3,660,569
1Does not reflect potential modified cut-backs in the event the executive exceeds the safe harbor limit
2In the event of a change in control, if an NEO is terminated, all equity awards granted under the Plan that are outstanding immediately prior to the change in control shall become fully vested and exercisable
PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of Webster’s employees and the annual total compensation of John R. Ciulla, Webster’s Chairman & Chief Executive Officer. The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2024, our last completed fiscal year, we determined that the annual median total compensation of all our employees who were employed as of December 31, 2024, other than our Chairman & Chief Executive Officer was $91,031; the annual total compensation of our Chairman & Chief Executive Officer was $6,050,156; and the ratio of these amounts was 66 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Chairman & Chief Executive Officer, we took the following steps:
•We determined that, as of December 31, 2024, our employee population consisted of 4,231 individuals with all these individuals located in the United States. This population consisted of our full-time, part-time, and seasonal employees. As permitted, we have excluded from our calculation the employees of Ametros, which we acquired effective January 24, 2024. We estimate that there were approximately 160 colleagues as of December 31, 2024 who became our colleagues as part of the merger.
•While not required, the Company chose to recalculate the median employee for 2024. To do this, we compared the amount of salary, overtime and other premium pay, and incentive payments of our employee population as reflected in our payroll records.
•Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The difference between such employee’s salary, overtime and other premium pay, and incentive payments and the employee’s annual total compensation represents the value of such employee’s equity awards, dividends, 401(k) matching employer contributions, change in defined pension value and any other compensation, to the extent that such employee received or is eligible for these compensation elements.
•With respect to the annual total compensation of our Chairman & Chief Executive Officer, we used the amount reported in the “Total” column of our 2024 Summary Compensation Table set forth above.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information reflecting the relationship between executive compensation actually paid by the Company and the Company’s financial performance for each of the last five completed calendar years. In determining the compensation “actually paid” to our NEOs, we are

Webster Financial Corporation	EXECUTIVE COMPENSATION

required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2020, 2021, 2022, 2023 and 2024 fiscal years. Note that for our NEOs other than our Chairman & Chief Executive Officer, compensation is reported as an average.

2024 Pay versus Performance[1]

					Value of Initial Fixed $100 Investment based on:
Year	Summary Compensation Table Total for CEO (our principal Executive Officer) ($)	Compensation “Actually Paid” to CEO ($)[2]	Average Summary Compensation Table Total for non-CEO NEOs ($)	Average Compensation “Actually Paid” to non-CEO NEOs ($)[3]	Webster Total Stockholder Return (TSR) ($)	Peer Group TSR ($)[4]	Net Income (in thousands $)	Adjusted PPNR (in thousands $)[5]
2024	6,050,156	5,965,633	2,743,896	2,762,718	124.60	130.90	768.7	1,415.0
2023	7,730,259	9,163,132	3,872,001	4,227,649	110.78	115.84	867.8	1,478.5
2022	8,076,856	6,999,441	5,303,542	4,464,849	99.37	116.10	644.3	1,336.7
2021	4,721,527	5,764,745	1,591,343	1,951,435	113.57	124.74	408.9	526.5
2020	3,487,859	2,659,016	1,290,681	921,679	83.13	91.29	220.6	470.0
1The NEOs included in each year may vary and are consistent with those used in the Summary Compensation table in each year’s proxy
2The amounts in this column include deductions and additions from the Summary Compensation Table Total for 2024 for the Chairman & Chief Executive Officer as follows: deduction of equity granted during the year of $3,354,304, deduction of dividends paid of $137,456, deduction of the change in pension value of -$5,500, addition of the value of equity granted during 2024 that remains unvested based on year-end fair value of $3,676,074, change in fair value of unvested equity awards from 2023 year-end to 2024 year-end of $13,234, and change in fair value of equity awards that vested during the year from 2023 year-end to vest date of -$287,571. Dividends paid on unvested and vested shares and accrued for performance shares have been included in the change in share price calculations. No additional pension service cost has been added to actual compensation because the Pension Plan is frozen. The value for time-based restricted stock is calculated using the closing price on the measurement date (date of vesting or each year-end). The value for performance-based shares is based on the actual metric at the measurement date for internal metrics and based on new Monte-Carlo calculations for TSR metrics at each measurement date
3The amounts in this column include deductions and additions from the Summary Compensation Table Total for 2024 for the average of the other NEOs as follows: deduction of equity granted during the year of $1,006,347, deduction of dividends paid of $37,107, deduction of the change in pension value of -$1,100, addition of the value of equity granted during 2024 that remains unvested based on year-end fair value of $1,332,129, change in fair value of unvested equity awards from 2023 year-end to 2024 year-end of -$9,907 and change in fair value of equity awards that vested during the year from 2023 year-end to vest date of -$48,372. Dividends paid on unvested and vested shares and accrued for performance shares have been included in the change in share price calculations. No additional pension service cost has been added to actual compensation because the Pension Plan is frozen. The value for time-based restricted stock is calculated using the closing price on the measurement date (date of vesting or each year-end). The value for performance-based shares is based on the actual metric at the measurement date for internal metrics and based on new Monte-Carlo calculations for TSR metrics at each measurement date
4The amounts in this column are calculated using the KBW Regional Banking index as the Peer Group TSR
5Adjusted PPNR is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.

Webster Financial Corporation	EXECUTIVE COMPENSATION

The compensation actually paid to the Company’s Chairman & Chief Executive Officer and other NEOs as compared to Net Income and adjusted PPNR7 and compensation actually paid to the Company’s Chairman & Chief Executive Officer and average compensation actually paid to other NEOs as compared to the Company’s TSR and the TSR of the KBW Regional Banking index are shown below:

Pay vs NI and PPNR
Compensation
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1,600
1,400
1,200
1,000
800
600
400
200
0
NI and PPNR
2020
2021
2022
2023
2024
Average Actual Comp to other NEOs ($)
Actual Compensation to CEO ($)
Net Income ($ millions)
PPNR (thousands)

Pay vs TSR
Compensation
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
150
100
50
0
TSR
2020
2021
2022
2023
2024
Average Actual Comp to other NEOs ($)
Actual Compensation to CEO ($)
Webster TSR
KBW Regional Banking Index TSR

Below is an unranked list of the most important performance measures used to link executive compensation actually paid to the Company’s performance:
Key Performance Measures
1PPNR
2ROAA
3Relative Total Stockholder Return
4Return on Equity
5Strategic Goals
6Risk Management
7Leadership
7 Adjusted PPNR is a non-GAAP measure. See Appendix A for a reconciliation of non-GAAP measures to the corresponding GAAP measures.

Webster Financial Corporation	EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation
The current members of the Compensation and HR Committee are Messrs. Morse (Chair), Atwell, Haas, Pettie, and Whiston.
None of the members of the Compensation and HR Committee, including those persons who served as members during 2024, was a current or former officer or employee of Webster or any of its subsidiaries or engaged in certain transactions with Webster required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2024, which generally means that no executive officer of Webster served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation and HR Committee of Webster.
Compensation and Human Resources Committee Report
The Compensation and HR Committee met with management to review and discuss the Compensation Discussion and Analysis disclosures. Based on such review and discussion, the Compensation and HR Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Form 10-K for its 2024 fiscal year, and the Board approved the recommendation.
Compensation and Human Resources Committee
Laurence C. Morse (Chair)
William L. Atwell
William D. Haas
Mark Pettie
William E. Whiston
The foregoing report of the Compensation and Human Resources Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Webster Financial Corporation	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Securities Owned by Management
The following table sets forth information as of April 1, 2025 (unless otherwise indicated below) with respect to the amount of common stock beneficially owned by each director of Webster, each nominee for election as a director, each of the NEOs and all directors and executive officers of Webster as a group.

Name and Position(s) with Webster	Number of Shares and Nature of Beneficial Ownership[1]	Percent of Common Stock Outstanding

Named Executive:

John R. Ciulla Chairman of the Board and Chief Executive Officer	264,598	*

Jack L. Kopnisky# Former Executive Chairman	316,736	*

Neal Holland Chief Financial Officer	24,741	*

Glenn I. MacInnesº Former Chief Financial Officer	167,362	*

Luis R. Massiani President and Chief Operating Officer	113,324	*

Christopher J. Motl President of Commercial Banking	69,867	*

Kristy Berner General Counsel and Corporate Secretary	18,616	*

Directors:

William L. Atwell Director	45,521	*

John P. Cahill Director	23,134‡	*

William D. Haas Director	2,448	*

E. Carol Hayles Director	15,013	*

Mona Aboelnaga Kanaan Director	11,999‡	*

Maureen B. Mitchell Director	13,318‡	*

Laurence C. Morse Director	23,020	*

Richard O’Toole Lead Independent Director	34,976	*

Mark Pettie Director	32,180	*

Lauren C. States Director	14,603	*

William E. Whiston Director	18,815	*

All Directors and Executive Officers as a group (25 persons, excluding Mr. Kopnisky and Mr. MacInnes)	915,163↟	*
#As of January 31, 2024 for Jack L. Kopnisky.
º    As of August 8, 2024 for Glenn I. MacInnes.
‡    Includes any dividend reinvestments since most recent filing in accordance with Section 16 of the Exchange Act.

Webster Financial Corporation	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

↟     Includes any purchases pursuant to Webster’s employee stock purchase plan since most recent filing in accordance with Section 16 of the Exchange Act.
*Less than 1% of common stock outstanding.
1In accordance with Rule 13d-3 under the Exchange Act for purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power and/or investment power with respect to the security or has the right to acquire beneficial ownership at any time within 60 days from April 1, 2025. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Except as otherwise indicated, each director or executive officer has sole voting and investment power with respect to the shares shown and none of such shares are pledged. On April 1, 2025, the Company had 168,301,119 shares of common stock issued and outstanding. The table includes approximately 32,416.8 shares held in the 401(k) Plan and 242,527 shares of restricted shares that were not vested as of April 1, 2025. The table also includes the following indirect holdings: William Whiston holds 9,666 shares jointly with his spouse and Laurence Morse holds 18,808 shares through the Laurence C. Morse Revocable Trust dated October 26, 2010.
Principal Holders of Voting Securities of Webster
The following table sets forth information with respect to the beneficial ownership of common stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who is known to the Company to be the beneficial owner of more than five percent of common stock or filed a Schedule 13G reporting ownership of our common stock.

Name and Addresses of Beneficial Owners	Number of Shares; Nature of Beneficial Ownership[1]		Percent of Common Stock Owned

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	18,123,598	[2]	10.55%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	15,387,792	[3]	8.4%

Capital International Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	8,499,861	[4]	4.9%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	6,157,045	[5]	3.5%
1Based on information in the most recent Schedule 13D or 13G (or amendment thereto) filed with the SEC pursuant to the Exchange Act, unless otherwise indicated. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
2The Vanguard Group reported on Amendment No. 15 to its Schedule 13G filed on March 11, 2024, that it had shared voting power over 87,402 shares, sole dispositive power over 17,853,579 shares and shared dispositive power over 270,019 shares.
3BlackRock, Inc. reported on Amendment No. 18 to its Schedule 13G filed on January 25, 2024 that it had sole voting power over 14,840,711 shares and sole dispositive power over 15,387,792 shares.
4Capital International Investors reported on Amendment No. 1 to its Schedule 13G filed on February 14, 2023 that it had sole voting power and sole dispositive power over 8,499,861 shares.
5T. Rowe Price Associates, Inc. reported on Amendment No. 8 to its Schedule 13G filed on February 13, 2023 that it had sole voting power over 2,261,839 shares and sole dispositive power over 6,157,045.

Webster Financial Corporation	SAY-ON-PAY

SAY-ON-PAY (Proposal 2)
Webster provides its stockholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of its NEOs as disclosed in this Proxy Statement. At the 2023 Annual Meeting of Stockholders, Webster’s stockholders voted on a non-binding, advisory basis to hold a non-binding, advisory vote on the compensation of Webster’s NEOs annually. Accordingly, the Board determined to hold the vote annually.
The compensation of our NEOs is disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Board believes that Webster’s executive compensation philosophy, policies and procedures provide a strong link between each NEO’s compensation and Webster’s short- and long-term performance. The objective of Webster’s executive compensation program is to provide compensation that is competitive, based on Webster’s performance, and aligned with the long-term interests of stockholders.
Webster is asking its stockholders to indicate their support for its NEO compensation as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives Webster’s stockholders the opportunity to express their views on the compensation of Webster’s NEOs. Accordingly, stockholders are being asked to vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Webster Financial Corporation approve, on a non-binding, advisory basis, the compensation of the NEOs as described in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure contained in this Proxy Statement.”
Your vote on this Proposal 2 is advisory, and therefore not binding on Webster, the Compensation and HR Committee or the Board. The Board and the Compensation and HR Committee value the opinions of Webster’s stockholders and to the extent there is any significant vote against the NEO’s compensation as disclosed in this Proxy Statement, Webster will consider its stockholders’ concerns and the Compensation and HR Committee will evaluate whether any actions are necessary to address those concerns. The next “Say-on-Pay” vote is expected to take place at the 2026 Annual Meeting of Stockholders.
A majority of the votes cast at the Annual Meeting is required to approve Proposal 2. Abstentions and broker non-votes will have no effect on the vote for this proposal. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 2.

✓ THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NEOS OF WEBSTER.

Webster Financial Corporation	AUDITOR RATIFICATION

AUDITOR RATIFICATION (Proposal 3)
The Board, upon the recommendation of the Audit Committee, approved the appointment of KPMG LLP (“KPMG”) to serve as the independent registered public accounting firm for Webster for the year ending December 31, 2025. KPMG audited Webster’s financial statements for the year ended December 31, 2024 and has been retained as Webster’s independent registered public accounting firm since 2013.
The Audit Committee annually reviews the performance, qualifications and experience of the independent registered public accounting firm and makes a recommendation to the Board as to the appointment or discharge of such firm. The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm.
The Audit Committee annually reviews the engagement of the independent registered public accounting firm to ensure the rotation of the lead (or coordinating) audit partner every five years and other audit partners every seven years and considers whether there should be regular rotation of the audit firm itself. The Audit Committee and its Chair are directly involved in the selection of the independent registered public accounting firm’s new lead (or coordinating) engagement partner.
The members of the Audit Committee and the Board believe that the continued retention of KPMG to serve as Webster’s independent registered public accounting firm is in the best interest of Webster and its stockholders.
Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG to audit the consolidated financial statements of Webster for the year ending December 31, 2025 and the internal control over financial reporting of Webster as of December 31, 2025. No determination has been made as to what action the Board would take if Webster’s stockholders do not ratify the appointment.
Representatives of KPMG are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
A majority of the votes cast at the Annual Meeting is required to approve Proposal 3. Abstentions and broker non-votes will have no effect on the vote for this proposal. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 3.
Auditor Fee Information
The following table presents the aggregate fees and expenses incurred by Webster for professional audit services rendered by KPMG in connection with their audit of Webster’s annual financial statements for the years ended December 31, 2024 and December 31, 2023, respectively, and fees billed for other services rendered during those periods.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$4,638,780	$5,404,442
Audit-Related Fees(2)	91,900	91,900
Tax Fees(3)	910,296	972,931
All Other Fees	—	—

Total	$5,640,976	$6,469,273

(1)Audit Fees consist of fees billed for professional services rendered for the audit of Webster’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees also include activities related to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Webster’s consolidated financial statements and are not reported under “Audit Fees.” This category includes fees for services related to certain regulatory compliance requirements and corporate equity transaction filings.
(3)Tax Fees consist of fees billed for professional services rendered for tax compliance and tax advice.
Pre-Approval Policies and Procedures
Consistent with SEC requirements regarding auditor independence, the Audit Committee Charter includes the policy adopted by the Audit Committee and approved by the Board to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. When such threshold is exceeded, pre-approval by the Audit Committee Chair is required. Management is required to report, on a quarterly basis, to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
All engagements of the independent registered public accounting firm to perform any audit services and non-audit services after implementation of the pre-approval policy have been pre-approved by the Audit Committee in accordance with the policy. The pre-approval policy has not been waived in any instance. All engagements of the independent registered public accounting firm to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

Webster Financial Corporation	AUDITOR RATIFICATION

Audit Committee Report
The Company’s Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee’s responsibilities are described in a written charter that was adopted by the Company’s Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.
The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 with Webster’s management, which has primary responsibility for the financial statements. KPMG LLP, the Company’s independent registered public accounting firm for fiscal year 2024, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting.
The Audit Committee discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission. The Audit Committee received and reviewed the communications and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and discussed with KPMG LLP its independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
This report is provided by the following directors, who constitute the Audit Committee:
Audit Committee
E. Carol Hayles (Chair)
Maureen B. Mitchell
Lauren C. States
William E. Whiston
The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

✓ THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NON-BINDING RATIFICATION OF THE APPOINTMENT OF KPMG AS WEBSTER’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

Webster Financial Corporation	ADDITIONAL INFORMATION

ADDITIONAL INFORMATION
Transactions with Related Persons
From time to time, Webster Bank makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Webster or Webster Bank, and do not involve more than normal risk of collectability nor present other unfavorable features.
The sister of director John P. Cahill is employed by Webster and was employed by Webster prior to Mr. Cahill’s appointment to the Board. Mr. Cahill’s sister receives compensation from Webster in excess of $120,000 in accordance with Webster’s compensation practices applicable to colleagues with comparable qualifications and responsibilities and holding similar positions.
Policies and Procedures Regarding Transactions with Related Persons
Pursuant to Webster’s Code of Business Conduct and Ethics, any transactions between Webster and a Webster affiliate, director, employee, an immediate family member of a Webster director or employee or business entity in which a Webster director or employee or an immediate family member of a Webster director or employee is an officer, director and/or controlling stockholder must be conducted at arm’s length and any consideration paid or received by Webster in connection with such a transaction shall be on terms no less favorable than terms available to an unaffiliated third party under the same or similar circumstances.
In accordance with the Federal Reserve’s Regulation O and pursuant to Webster’s Loans to Insiders Policy governing extensions of credit by Webster Bank to Webster executive officers, directors, principal stockholders and their related interests (any entity over which they exert direct or indirect control), insiders and their related interests are identified annually and certain extensions of credit to insiders and their related interests may be required to be approved by or reported to the Board.
Furthermore, Webster’s Related Party Transaction Policy provides that each executive officer and director, as well as any Webster business unit or department head, must notify Webster’s General Counsel of any transaction he or she is aware of that may be considered a related party transaction. The Related Party Transaction Policy also provides that related party transactions must be disclosed in the annual director and officer questionnaire. All identified potential related party transactions are reviewed by Webster’s Legal Department and, if determined to be reportable, are presented to the Nominating and Corporate Governance Committee at its next meeting for approval or ratification. The Related Party Transaction Policy outlines the factors that the Nominating and Governance Committee may consider in reviewing the transaction, including whether the terms are fair to Webster and whether the transaction would present a conflict. The Chair of the Nominating and Corporate Governance Committee reports out to the Board on any related party transactions approved by the Nominating and Corporate Governance Committee at the next regular Board meeting. The Nominating and Corporate Governance Committee annually reviews the Related Party Transaction Policy and receives a report from the Legal Department identifying any outstanding related party transactions.
Lastly, Webster’s Accounting Department, is responsible for reviewing related party relationships, identifying associated related party transactions as defined in the FASB Accounting Standard Codifications (ASC) 850 – Related Party Disclosures (ASC 850), reporting related party transactions annually to the Audit Committee and disclosing material transactions with related parties in Webster’s Financial Statements in accordance with ASC 850.
Insider Trading Policy and Procedures
Webster’s Insider Trading Policy governs the purchase, sale, and/or other transactions of our securities by our directors, officers, and employees. A copy of our Insider Trading Policy is also filed as Exhibit 19 to our Annual Report on Form 10-K. In addition, we have implemented procedures for the Company, and we believe that these procedures, and our Insider Trading Policy, are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.
Method of Proxy Solicitation
We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice of Internet Availability of Proxy Materials, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of these materials will be furnished to banks, brokers, or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, email, facsimile or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Webster also retained Sodali & Co, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $7,500 plus reimbursement of certain out of pocket expenses. No fees will be paid for solicitation of any stockholder to vote in accordance with the Board’s recommendation on any proposal.
Householding of Proxy Materials
The SEC adopted “householding” rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (collectively, “Annual Meeting Materials”) with respect to two or more stockholders sharing the same address by delivering one copy of Annual Meeting Materials to these stockholders. Unless we received contrary instructions, we will deliver only one copy of the Annual Meeting Materials to multiple security holders sharing an address.
If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will promptly deliver additional copies of the Annual Meeting Materials upon request. You may contact our transfer agent, Broadridge, to receive additional copies of the Annual Meeting Materials. Also contact Broadridge if you would like to request separate copies of future Annual Meeting Materials or if you are receiving multiple copies of Annual Meeting Materials and you would like to request delivery of just one copy.

Webster Financial Corporation	ADDITIONAL INFORMATION

Electronic Delivery of Annual Meeting Materials
As a stockholder, you have the option of electing to receive future proxy materials (including annual reports) online over the Internet. This online service provides savings to Webster by eliminating printing, mailing, processing and postage costs associated with hard copy distribution and reduces our environmental impact. You may enroll for this service on the Internet after you vote your shares in accordance with the instructions for Internet voting set forth on the enclosed proxy card. You may also enroll for electronic delivery of future Webster proxy materials at any time on our website at https://investors.websterbank.com. Under “Resources,” choose “Transfer Agent” and select the “Click Here to Enroll” link. Then select the box indicating your appropriate form of share ownership and follow the instructions for electronic delivery enrollment. In the future, you will receive an email message at the address you provided while enrolling informing you that the Webster proxy materials are available to be viewed online on the Internet. Follow the instructions to view the materials and vote your shares. Your enrollment in electronic delivery of Webster proxy materials will remain in effect until revoked by you.
Where You Can Find More Information
Webster files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Webster with the SEC at the SEC’s website, http://www.sec.gov.
Webster is required to file an Annual Report on Form 10-K for its 2024 fiscal year with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Investor Relations, Webster Financial Corporation, 200 Elm Street, Stamford, CT 06902. Our Annual Report on Form 10-K is available on the Company’s website, https://investors.websterbank.com.
In addition, this Proxy Statement is available without charge to stockholders of Webster upon written or oral request. If you would like a hard copy of this Proxy Statement or if you have questions about the Proposals to be presented at the Annual Meeting, you should contact Webster in writing at the above address or by telephone at (203) 578-2202.
Information and statements contained in this Proxy Statement and the Annexes hereto are qualified in all respects by reference to the copies of the Annexes.
Information Not Incorporated into This Proxy Statement
Information contained on or accessible through our website at https://investors.websterbank.com, including but not limited to our various corporate and social responsibility reports, is not and shall not be deemed to be a part of this Proxy Statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference. Some of these statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.
Stockholder Proposals and Director Nominations
Requirements for Stockholder Proposals to Be Considered for Inclusion in Webster’s Proxy Materials
In order to be considered for inclusion in Webster’s proxy statement for its 2026 Annual Meeting of Stockholders (the “2026 Meeting”) in accordance with SEC Rule 14a-8, stockholder proposals must be submitted in writing to Webster’s Corporate Secretary at the address shown below under “Additional Information” and received by the close of business, Eastern Time, on December 12, 2025. However, if the date of our 2026 Meeting is changed by more than 30 days from the date of the previous year’s meeting, then we will disclose the new stockholder proposal deadline in a document filed with the SEC. Only those stockholder proposals that comply with the requirements of Rule 14a-8, including the proof of ownership requirements of SEC Rule 14a-8(b)(2), and Delaware law, will be included in the Webster proxy statement for the 2026 Meeting.
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting
Pursuant to our Bylaws, stockholders may present nominees or proposals at the 2026 Meeting (and not for inclusion in Webster’s proxy statement) by providing timely notice in writing to Webster’s Corporate Secretary and satisfying the other applicable requirements set forth in our Bylaws. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Webster not less than 30 days nor more than 90 days prior to the date of the meeting; provided, however, that in the event that less than 45 days’ notice or prior public disclosure of the date of the 2026 Meeting is given or made to stockholders, notice by the stockholder to be timely must be received by Webster no later than the close of business on the 15th day following the day on which such notice of the date of the 2026 Meeting was mailed or such public disclosure was made.
Requirements for Stockholder Submission of Candidates for Nomination to be Elected
The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders by applying the criteria for candidates pursuant to the director qualification guidelines in the Corporate Governance Policy. In addition to considering the relevant qualifications, skill, knowledge, broad business judgment, relevant specific industry experience, civic experience in leadership positions, and ties to Webster’s markets for directorship candidates, the Nominating and Corporate Governance Committee will typically consider potential directors that meet at least one of the following requirements: (i) a senior executive at a company or other form of entity; (ii) among the most senior executives in a company or entity larger than Webster; (iii) a recently retired executive with highly desirable experience and qualifications; or (iv) someone who served in a high-level position in government or academia. The Nominating and Corporate Governance Committee will also consider the additional information required by Article III, Section 13 of the Bylaws, which must be set forth in a stockholder’s notice of nomination. Section 13 of the Bylaws requires that the notice include: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Webster which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in this Proxy Statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving notice, (i) the name and address, as they appear on Webster’s books, of such stockholder, and (ii) the class and number of shares of Webster which are beneficially owned by such stockholder. In considering any nominees for directors recommended by a stockholder, the Nominating and Corporate Governance Committee considers, among other things, the factors set forth above.

Webster Financial Corporation	ADDITIONAL INFORMATION

Universal Proxy Rules
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Webster’s nominees for the 2026 Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026. However, if the date of the 2026 Meeting changes by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Meeting or the 10th calendar day following the day on which Webster first publicly announces the date of the 2026 Meeting.
Additional Information
•Please note that, in addition to the foregoing, if a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, Webster may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
•As described above, prior written notice of stockholder proposals, director nominations or other business for consideration must contain the information specified in our Bylaws. Webster filed a copy of the Bylaws with the SEC, which are available at the SEC’s website, http://www.sec.gov. You may also request a copy of the Bylaws from Webster’s Corporate Secretary.
•The address for Webster’s Corporate Secretary is as follows:
c/o Webster Financial Corporation
200 Elm Street
Stamford, CT 06902
Attention: Corporate Secretary

Webster Financial Corporation	QUESTIONS AND ANSWERS

QUESTIONS AND ANSWERS
The information provided in the “question and answer” format below is for your convenience only. You should read this entire Proxy Statement carefully. The term “proxy materials” includes this Proxy Statement and our Annual Report on Form 10-K for our 2024 fiscal year.
How do I attend the virtual Annual Meeting?
You may log into and attend the virtual Annual Meeting beginning at 8:45 a.m. Eastern Time on May 21, 2025. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time.
If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on the record date, you may attend the Annual Meeting by going to www.virtualshareholdermeeting.com/WBS2025 and logging in by entering your name, a valid email address and the 16-digit control number found on your proxy card, the Notice of Internet Availability of Proxy Materials, or voting instruction form, as applicable. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.
To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before 11:59 p.m. Eastern Time on May 20, 2025 and enter your 16-digit control number.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance online, or, if you requested printed copies of the proxy materials, by phone or by mail to ensure that your vote will be represented at the Annual Meeting.
Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?
The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost to our stockholders. We believe that holding the Annual Meeting online provides the opportunity for participation by a broader group of stockholders while reducing environmental impacts and the costs associated with planning, holding and arranging logistics for in-person meeting proceedings.
We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. To ensure such an experience, we are providing stockholders with the ability to submit appropriate questions real-time via the meeting website (limiting questions to one per stockholder unless time otherwise permits) and answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
How does the Board recommend I vote on these proposals?
The Board recommends that you vote FOR each of the director nominees and FOR Proposals 2 and 3.
Who is entitled to vote?
The securities that can be voted at the Annual Meeting consist of shares of common stock of Webster with each share entitling its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares.
The Board fixed the close of business on April 1, 2025 as the record date for the determination of stockholders of Webster entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were 7,916 holders of record of the 168,301,119 shares of common stock then outstanding and eligible to be voted at the Annual Meeting.
How do I vote my shares?
For shares held in “street name.” If your common stock is held by a bank, broker, or other nominee (i.e., in “street name”), you should receive instructions from that person or entity that you must follow in order to have your shares of common stock voted.
For shares held in your own name. If you hold your common stock in your own name and not through a bank, broker, or other nominee, you may vote your shares of common stock:
•By Telephone – You can vote your shares of common stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 20, 2025. Easy-to-follow voice prompts allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.
•By Internet – The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 20, 2025. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.
•By Proxy Card – You can sign, date, and mail the proxy card in the enclosed postage-paid envelope.
•In Person – You can attend the Annual Meeting virtually and vote during the meeting.
Whichever of these methods you select to transmit your instructions, the proxy holders will vote your common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the Board.

Webster Financial Corporation	QUESTIONS AND ANSWERS

Can I change my vote?
You can revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, in which case only your latest, validly-executed proxy that you submit will be counted. To change your vote or revoke your proxy, you must do one of the following:
•enter a new vote online or by telephone pursuant to the above instructions;
•return a later-dated proxy card or voting instruction form so that it is received prior to the Annual Meeting;
•notify the Corporate Secretary of Webster, in writing, c/o Webster Financial Corporation, 200 Elm Street, Stamford, CT 06902, Attention: Corporate Secretary; or
•vote online during the virtual Annual Meeting.
How many votes are needed for approval of each matter?
•Proposal No. 1 — Election of Directors: The election of each nominee to the Board requires “FOR” votes of the holders of a majority of the votes cast at the Annual Meeting.
•Proposal No. 2 — Say-on-Pay: The non-binding advisory vote regarding approval of our NEOs’ compensation requires “FOR” votes of the holders of a majority of the votes cast at the Annual Meeting.
•Proposal No. 3 — Auditor Ratification: The ratification, on a non-binding basis, of the appointment of KPMG LLP as the independent registered public accounting firm of Webster for the year ending December 31, 2025 requires “FOR” votes of the holders of a majority of the votes cast at the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxies by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you properly revoked your proxy instructions, as described above.
What is a quorum?
The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Both abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum at the Annual Meeting.
Who is Webster’s transfer agent?
Webster’s transfer agent is Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”). If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will promptly deliver additional copies of the Annual Meeting Materials upon request. You may contact our transfer agent, Broadridge, to receive additional copies of the Annual Meeting Materials.
You may email Broadridge at shareholder@broadridge.com, or you may call Broadridge at 1-855-222-4926. The mailing address for Broadridge is:
Broadridge Shareholder Services
P.O. Box 1342
Brentwood, NY 11717
How are proxies solicited for the Annual Meeting?
The Board is soliciting proxies for use at the Annual Meeting. We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice of Internet Availability of Proxy Materials, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of these materials will be furnished to banks, brokers, or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, email, facsimile or any other means by our directors, officers or colleagues. No additional compensation will be paid to these individuals for any such services.
In addition, we engaged Sodali & Co to assist in the solicitation of proxies and provide related advice and informational support. See “Additional Information—Method of Proxy Solicitation” above for additional information.
How may my bank, broker, or other nominee vote my shares if I fail to provide timely directions?
Banks, brokers, and other nominees holding shares of common stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker, or other nominee will have discretion to vote your shares on our sole routine matter — Proposal 3 (Auditor Ratification). Your bank, broker, or other nominee will not have discretion to vote on Proposals 1 or 2 absent direction from you, as they are considered “non-routine” matters.
Why did I receive a notice regarding the availability of proxy materials electronically instead of a full set of proxy materials?
In accordance with SEC rules, we elected to furnish our proxy materials, including this Proxy Statement and our 2024 Annual Report to stockholders, primarily online. Beginning on or about April 11, 2025, the Notice of Internet Availability of Proxy Materials is being mailed to our stockholders, which contains notice of the Annual Meeting and instructions on how to access our proxy materials online, how to vote online, and how to request a paper or email copy of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email

Webster Financial Corporation	QUESTIONS AND ANSWERS

by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce both the impact on the environment and the administrative costs of our Annual Meetings.
What does it mean if multiple members of my household are stockholders, but we only received one Internet Notice or full set of proxy materials in the mail?
The SEC adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies. Webster and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain stockholders who share a single address, only one copy of the proxy materials is being sent to that address, unless we received contrary instructions from any stockholder at that address. Householding will continue until you are notified otherwise or until one or more stockholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Webster stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.
However, if you wish to receive a separate copy of the proxy materials, we will promptly deliver one to you upon request sent to: Webster Financial Corporation, 200 Elm Street, Stamford, CT 06902, Attention: Corporate Secretary.
In addition, if you would like to receive separate proxy statements and annual reports of Webster in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

Webster Financial Corporation	OTHER BUSINESS

OTHER BUSINESS
The Board does not know of any other business to be transacted at the 2025 Annual Meeting of Stockholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.
Sincerely,

John R. Ciulla
Chairman of the Board and Chief Executive Officer
Stamford, CT
April 11, 2025

Webster Financial Corporation	OTHER BUSINESS

APPENDIX A: RECONCILIATION OF NON-GAAP MEASURES TO GAAP
As indicated in this Proxy Statement, management and the Compensation and HR Committee have discretion to use certain non-GAAP measures, such as PPNR, Adjusted PPNR, Adjusted PPNR for corporate component score, Adjusted ROAA, Adjusted ROAA for corporate component score, and Adjusted ROE, to adjust for extraordinary, unusual, or non-recurring items and for material negative risk outcomes as part of Webster’s executive compensation program, which they believe better reflect reported results.
Webster believes that providing certain non-GAAP measures provides investors with information useful in understanding its financial performance, performance trends, and financial position. Webster utilizes these measures for internal planning and forecasting purposes. Webster, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. Webster believes that its presentation and discussion, together with the accompanying reconciliations, provides additional clarity of factors and trends affecting its business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and Webster strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP measures having the same or similar names.
Below is a reconciliation of non-GAAP measures with corresponding GAAP measures.

PPNR, Adjusted PPNR, and Adjusted PPNR for corporate component score	Year Ended 12/31/2024 (in Millions)
Net interest income	$2,338.4
Non-interest income	251.9
Total Revenue	2,590.3
Less: Non-interest expense	(1,351.3)
PPNR	$1,239.0

Total Revenue	$2,590.3
Adjustments to revenue[1]	140.5
Adjusted Revenue	$2,730.8
Less: Non-interest expense	(1,351.3)
Adjustments to non-interest expense[2]	35.6
Adjusted non-interest expense	$(1,315.7)
Adjusted PPNR	$1,415.1

Adjusted revenue	$2,730.8
Other adjustments[3]	85.7
Adjusted revenue for corporate component score	$2,816.5
Adjusted non-interest expense	$(1,315.7)
Adjusted PPNR for corporate component score	$1,500.8
1 Reflects adjustments to revenue for losses on sale of investment securities, exit of non-core operations, and a net gain on sale of mortgage servicing rights
2 Reflects adjustments to non-interest expense for strategic restructuring costs and other, the FDIC special assessment, and Ametros acquisition expenses
3 Reflects other adjustments related to dispositions, economic conditions, and other factors to determine the corporate component score

ROAA, Adjusted ROAA and Adjusted ROAA for corporate component score	Year Ended 12/31/2024 (in Millions)
Net income	$768.7
Average assets	$76,613.1
ROAA	1.00%

Net income	$768.7
Adjustments to net income[1]	171.6
Adjusted net income	$940.3
Average assets	$76,613.1
Adjusted ROAA	1.23%

Adjusted net income	$940.3
Other adjustments[2]	66.7
Adjusted net income for corporate component score	$1,007.0
Average assets	$76,613.1
Adjusted ROAA for corporate component score	1.31%
1 Reflects adjustments to net income for losses on sale of investment securities, exit of non-core operations, a net gain on sale of mortgage servicing rights, strategic restructuring costs and other, the FDIC special assessment, Ametros acquisition expenses, a deferred tax asset valuation adjustment, and a discrete tax adjustment
2 Reflects other adjustments related to dispositions, economic conditions, and other factors to determine the corporate component score

Webster Financial Corporation	OTHER BUSINESS

Adjusted ROE	Year Ended 12/31/2024 (in Millions)
Net income	$768.7
Average stockholders’ equity	$8,919.7
ROE	8.62%

Net income	$768.7
Adjustments to net income[1]	171.6
Adjusted net income	$940.3
Average stockholders’ equity	$8,919.7
Adjusted ROE	10.54%
1 Reflects adjustments to net income for losses on sale of investment securities, exit of non-core operations, a net gain on sale of mortgage servicing rights, strategic restructuring costs and other, the FDIC special assessment, Ametros acquisition expenses, a deferred tax asset valuation adjustment, and a discrete tax adjustment